UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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TENAX THERAPEUTICS, INC.
ONE Copley Parkway, Suite 490
Morrisville, North Carolina 27560

April 19, 2019

Dear Stockholders:

It is my pleasure to invite you to the Annual Meeting of Stockholders of Tenax Therapeutics, Inc., to be held on June 13, 2019, at 9:00 a.m. at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560. This booklet includes the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement provides information about the business we will conduct at the meeting. We hope you will be able to attend the meeting, where you can vote in person.

The matters to be acted upon at the meeting are described in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend the Annual Meeting personally, and regardless of the number of shares you own, it is important that your shares be represented at the Annual Meeting. We need more than half of our outstanding common shares to be represented at the Annual Meeting to establish a quorum. Every vote counts! Accordingly, we urge you to complete the enclosed proxy and return it to our vote tabulators promptly in the envelope provided. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time. You may also elect to vote your shares by telephone or electronically via the Internet. With respect to shares held through a broker, bank or nominee, please follow the separate instructions from your broker, bank or nominee on how to vote your shares.

Sincerely,

/s/ Anthony DiTonno
Anthony DiTonno
Chief Executive Officer

YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY, VOTE YOUR SHARES BY TELEPHONE OR INTERNET, OR ATTEND THE ANNUAL MEETING IN PERSON.

TENAX THERAPEUTICS, INC.
ONE Copley Parkway, Suite 490
Morrisville, North Carolina 27560

Notice of Annual Meeting of Stockholders
To Be Held on June 13, 2019

To the Stockholders:

The stockholders of Tenax Therapeutics, Inc. (the “Company”) will hold an annual meeting (the “Annual Meeting”) on June 13, 2019, at 9:00 a.m. at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

The purpose of the meeting is to propose and act upon the following matters:

1.
the election of the six director nominees described in the Proxy Statement to serve as directors until the sooner of the 2020 Annual Meeting of Stockholders or the election and qualification of their successors;

2.
the approval of Amendment No. 1 to our 2016 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 600,000 shares;

3.
the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019;

4.
the advisory (nonbinding) approval of named executive officer compensation; and

5.
the advisory (nonbinding) vote on the frequency of future advisory votes on named executive officer compensation.

At the Annual Meeting we may transact such other business as may properly come before the meeting or any adjournment thereof.

The above matters are described in the Proxy Statement accompanying this notice. The board of directors (the “Board”) recommends that you vote “FOR” the election of the director nominees listed in the Proxy Statement, “FOR” the approval of Amendment No. 1 to our 2016 Stock Incentive Plan to increase the number of shares authorized for issuance thereunder, “FOR” ratification of the appointment of Cherry Bekaert LLP as the independent registered public accounting firm of the Company, “FOR” the approval of the resolution regarding the advisory (nonbinding) vote on named executive officer compensation and for “TWO YEARS” (as opposed to one year or three years) for the frequency of future advisory votes on named executive officer compensation.

The Board has fixed the close of business on April 16, 2019 as the record date for determining those stockholders who will be entitled to notice of and to vote at the Annual Meeting. Representation of at least a majority in voting interest of our common stock, either in person or by proxy, is required to constitute a quorum for purposes of voting on the proposals set forth above.

It is important that your shares be represented at the Annual Meeting to establish a quorum.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your proxy may be revoked at any time prior to the time it is voted at the Annual Meeting.

Your vote is important, and we appreciate your cooperation in considering and acting on the matters presented.

By order of the Board of Directors,

/s/ Nancy J. Hecox
Nancy J. Hecox, Corporate Secretary

April 19, 2019

TENAX THERAPEUTICS, INC.

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials
For the Stockholder Meeting to be held on June 13, 2019

The Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy, and 2018 Annual Report to Stockholders are available at www.iproxydirect.com/TENX

The board of directors (the “Board of Directors” or the “Board”) of Tenax Therapeutics, Inc. is asking for your proxy for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments of the meeting. The meeting will be held at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560 on June 13, 2019, at 9:00 a.m. local time, to elect the six director nominees described in this Proxy Statement, to approve Amendment No. 1 to our 2016 Stock Incentive Plan (the “2016 Plan”) to increase the number of shares authorized for issuance under the 2016 Plan by 600,000 shares, to ratify the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, to solicit advisory (nonbinding) approval of named executive officer compensation, to solicit an advisory (nonbinding) vote on the frequency of future advisory votes on named executive officer compensation, and to conduct such other business as may be properly brought before the meeting.

The Board of Directors recommends that you vote “FOR” the election of the director nominees listed in this Proxy Statement, “FOR” the amendment to our 2016 Plan to increase the number of shares authorized for issuance thereunder, “FOR” ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, “FOR” the approval of the resolution regarding the advisory (nonbinding) vote on named executive officer compensation and for “TWO YEARS” (as opposed to one year or three years) for the frequency of future advisory votes on named executive officer compensation.

This Proxy Statement and the accompanying proxy card are first being delivered to stockholders on or about April 19, 2019.

All references in this Proxy Statement to “Tenax,” “we,” “our,” and “us” mean Tenax Therapeutics, Inc. All numbers of shares or share prices relating to our common stock in this Proxy Statement reflect the 1-for-20 reverse stock split of our common stock on February 23, 2018.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Many of our stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name as the stockholder of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation (“Issuer Direct”), you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by Issuer Direct on our behalf. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and the proxy materials are being sent to you by your broker or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee on how to vote and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has enclosed a voting instruction card for you to use. If you wish to attend the Annual Meeting and vote in person, please mark the box on the voting instruction card received from your broker or nominee and return it to them so that you can receive a legal proxy to present at the Annual Meeting.

How many votes do I have?

You are entitled to one vote for each share of our common stock that you hold.

How is the vote counted?

Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by us to act as tellers for the meeting. The tellers will count shares represented by proxies that withhold authority to vote for a nominee for election as a director only as shares that are present and entitled to vote for purposes of determining the presence of a quorum. None of the withheld votes will be counted as votes “for” a director. Shares properly voted to “abstain” and broker non-votes on a particular matter are considered as shares that are entitled to vote for the purpose of determining a quorum but are generally not treated as votes cast for the matter. Abstentions do not count as a vote against the proposals. A broker non-vote occurs when a broker holding shares for a customer does not vote on a particular proposal because the broker has not received voting instructions on the matter from its customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter.

How do I vote?

If you are a stockholder of record, you may vote using any of the following methods:

●
Proxy Vote by Mail. Return the enclosed proxy form by mail using the enclosed prepaid envelope. Be sure to complete, sign and date the form before mailing. If you are a stockholder of record and you return your signed proxy form but do not indicate your voting preferences, the persons named in the proxy form will vote FOR the election of each director nominated by the Board of Directors, FOR the amendment to our 2016 Plan to increase the number of shares authorized for issuance thereunder, FOR the ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm, FOR the approval of the resolution regarding the advisory (nonbinding) vote on named executive officer compensation , and for TWO YEARS (as opposed to one year or three years) for the frequency of future advisory votes on named executive officer compensation, and at the discretion of the persons named in the proxy on any other matter that comes before the meeting for a vote.

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Proxy Vote by Internet. You may use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on June 12, 2019 by going to the website www.iproxydirect.com/TENX. Please have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Proxy Vote by Phone. You may use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Daylight Time on June 12, 2019 by calling the toll-free number 1-866-752-VOTE (8683). Have your proxy card in hand when you call and then follow the instructions.

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In Person at the Annual Meeting. All stockholders may vote in person at the Annual Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person.

If you are a beneficial owner because your shares are held in a stock brokerage account or by a bank or other nominee, to vote your shares you must direct your broker, bank or nominee how to vote your shares by using the voting instructions included in the mailing you received, or attend the Annual Meeting by following the directions below under “Who Can Attend the Annual Meeting?”

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●
sending written notice of revocation to our Corporate Secretary;

●
submitting a new, proper proxy by mail (not by Internet or phone) after the date of the revoked proxy; or

●
attending the Annual Meeting and voting in person.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee.

When is the record date for the Annual Meeting?

The Board has fixed the record date for the Annual Meeting as of the close of business on April 16, 2019.

How many votes can be cast by all stockholders?

There were 6,154,434 shares of our common stock outstanding on the record date and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter.

 What constitutes a quorum?

A majority of the outstanding shares present or represented by proxy, or 3,077,218 shares, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

What vote is required to approve each item?

For the election of the directors, the six directors who receive the greatest number of votes cast in person or by proxy will be elected directors.

The approval of the amendment to our 2016 Plan to increase the number of shares authorized for issuance thereunder, the ratification of Cherry Bekaert LLP as our independent registered public accounting firm, the proposal relating to the advisory (nonbinding) vote on named executive officer compensation and the proposal relating to the advisory (nonbinding) vote on the frequency of future advisory votes on named executive officer compensation each requires approval by a majority of the total votes cast in person or by proxy. Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of Cherry Bekaert LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders do not ratify the appointment, the Audit and Compliance Committee will reconsider whether or not to retain Cherry Bekaert LLP but still may retain them. Even if the selection is ratified, the Audit and Compliance Committee may change the appointment at any time during the year if it determines that such change would be in the best interests of us and our stockholders.

If there are insufficient votes to approve the proposals, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned or postponed for any purpose, at any subsequent reconvening of the Annual Meeting your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you withdraw or revoke your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

Who can attend the Annual Meeting?

All stockholders as of April 16, 2019 may attend the Annual Meeting. If you are listed as a stockholder of record you may attend the Annual Meeting if you bring proof of identification. If you are the beneficial owner of shares held in street name, you will need to bring proof of identification and provide proof of ownership by bringing either a copy of a brokerage statement or a letter from the record holder indicating that you owned the shares as of April 16, 2019.

What does it mean if I receive more than one proxy card or voting instruction form?

It means that you have multiple accounts at the transfer agent or with brokers. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

Where can I find more information about Tenax Therapeutics?

We file periodic reports and proxy statements with the Securities and Exchange Commission (the “SEC”). Our SEC filings are available from the SEC’s Internet site at http://www.sec.gov, which contains reports and other information regarding issuers that file electronically. Our filings with the SEC are available without charge on our website (http://www.tenaxthera.com) as soon as reasonably practicable after filing.

Who can help answer my questions about the Annual Meeting or how to submit or revoke my proxy?

If you are the stockholder of record, please contact:

Tenax Therapeutics, Inc.
Attn: Investor Relations
ONE Copley Parkway, Suite 490
Morrisville, NC 27560
Telephone: (919) 855-2100

If your shares are held in street name, please call the telephone number provided on your voting instruction form or contact your broker directly.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Directors

All six of the persons nominated for election to the Board of Directors at the Annual Meeting are currently serving as our directors. We are not aware of any nominee who will be unable or will decline to serve as a director. If a nominee becomes unable or declines to serve, the Board will either select a substitute nominee or reduce the size of the Board. If you have submitted a proxy and a substitute nominee is selected, your shares will be voted for election of the substitute nominee, if any, designated by the Board of Directors. The term of office of each person elected as a director will continue until the sooner of the 2020 Annual Meeting of Stockholders or the election and qualification of his successor.

The following table lists the nominees for election and information about each as of April 16, 2019:

Name	Age	Position with Tenax Therapeutics, Inc.	Director Since
Ronald R. Blanck, DO	77	Chairman	December 2009
Anthony A. DiTonno	70	Chief Executive Officer and Director	December 2011
James Mitchum	66	Director	September 2015
Gregory Pepin	36	Director	August 2009
Gerald T. Proehl	60	Director	April 2014
Chris A. Rallis	65	Director	December 2011

Ronald R. Blanck, DO has served as a director since December 2009 and as Chairman since September 2011. Dr. Blanck has served as chairman and partner of Martin, Blanck & Associates, a federal health services consulting firm based in Falls Church, VA since August 2006. Dr. Blanck has also served as director and chairman of Pyng Medical Corp, a medical device company since July 2012 and as chairman of VetFed Resources, Inc., a health solutions provider, since July 2015. He began his military career in 1968 as a medical officer and battalion surgeon in Vietnam, retiring 32 years later as a Lieutenant General and Surgeon General of the U.S. Army and commander of the U.S. Army Medical Command. He also served as commander of Walter Reed Medical Center and the North Atlantic Region Medical Command. His background also includes serving as president of the University of North Texas Health Science Center at Fort Worth, chair of the Board of Regents of Uniformed Services University of the Health Sciences and chair of the Education Commission on Foreign Medical Graduates. Dr. Blanck has also been recognized as a Master of the American College of Physicians.

We believe Dr. Blanck’s extensive medical background and treatment of critical care patients qualify him to serve on our Board and his many leadership positions throughout his military career qualify him to serve as our Chairman of the Board.

Dr. Blanck serves as a member of the Corporate Governance and Nominating Committee and the Audit and Compliance Committee.

Anthony A. DiTonno has served as a director since December 2011 and as our Chief Executive Officer since June 2018. From January 2013 until May 2018, Mr. DiTonno served as Chief Executive Officer of Avantis Medical Systems, Inc., a medical device company that develops and manufactures catheter-based endoscopic devices.  From April 2003 until December 2011, Mr. DiTonno was President and Chief Executive Officer of Neurogesx Inc., a biopharmaceutical company based in the San Francisco Bay area (“Neurogesx”). During his time at Neurogesx, Mr. DiTonno also served on its board of directors.  Mr. DiTonno has funded companies through a variety of financial arrangements including private and public financings, partnerships and debt. He has also been successful in gaining regulatory approvals in both the United States and European Union. Previously, he was Executive Vice President of Marketing and Sales at Enteric Medical Technologies Inc., which was acquired by Boston Scientific Company; President and Chief Executive Officer of Lifesleep Systems, Inc.; and Vice President and General Manager of Olcassen Pharmaceuticals, which was sold to Watson Laboratories. Early in his career, he held a variety of positions of increasing responsibility at Rorer Group, Inc. (Rhône Poulenc Rorer) and Wyeth Laboratories. Mr. DiTonno received an M.B.A. from Drexel University and a B.S. in Business Administration from St. Joseph’s University.

We believe that Mr. DiTonno’s extensive corporate experience and financial background qualify him to serve on our Board and provides valuable insight to the Company.

James Mitchum has served as a director since September 2015.  Mr. Mitchum has served as the Chief Executive Officer of RegaloRX, a patient assistance provider, since January 2019. From September 2014 to December 2018, he served as Chief Executive Officer of Heart to Heart International, a non-profit international humanitarian organization.  From March 2009 to July 2012, Mr. Mitchum served as President of the Americas for EUSA Pharma, Inc., where he oversaw the streamlining of that business as well as the development, FDA approval and successful launch of a pediatric oncology drug in 2011. From 2005 to 2008, Mr. Mitchum served as President and Chief Executive Officer of Enturia, Inc., a privately owned drug-device company, based in Kansas City. From 2003 to 2005, Mr. Mitchum served as the President and Chief Executive Officer of Sanofi-Aventis Group Japan and was Chief Executive for Aventis Pharma UK from 2000 through 2002. He served in many senior financial roles from 1985 until 1999 with HMR and predecessor companies and was the Corporate Controller for HMR from 1997 until 2000.  Mr. Mitchum has also served as a director on numerous private company and organization boards.  Mr. Mitchum earned an MBA in Business from the University of Tennessee in Knoxville, Tennessee and a Bachelor of Science degree in Business and Math from Milligan College in Johnson City, Tennessee.

We believe that Mr. Mitchum’s experience in managing companies in the life sciences industry, as well as his financial and operational expertise, qualify him to serve on our Board.

Mr. Mitchum serves as chair of the Audit and Compliance Committee.

Gregory Pepin has served as a director since August 2009. Since August 2017, Mr. Pepin has served as executive manager at Deltec Bank and Trust and fund manager for Hades Investment Ltd. From October 2013 until August 2017, Mr. Pepin served as an independent financial consultant and managing director for Cedrus Capital LLC, an investment and business strategy consulting firm, primarily for foreign clients. From December 2011 until September 2013, Mr. Pepin served as managing director of FGP Capital France (“FGP”), a business strategy consulting firm. In May 2010, he co-founded EOS Investment, Ltd. (“EOS”), an investment company based in the Cayman Islands, which serves as investment manager of Vatea Fund, a stakeholder in the Company, and as investment manager and managing director of OXBT Fund, one of our principal stockholders. EOS serves as the investment manager and the managing director for two other funds that are not affiliated with us. In May 2010, Mr. Pepin also co-founded Independent Wealth Management, SA, an investment management company based in Switzerland, and he served as a financial analyst for the company until December 2011. From July 2008 until April 2010, he was engaged as a Senior Vice President at Melixia SA (“Melixia”), an investment management company based in Switzerland. During his time at Melixia, Mr. Pepin’s primary responsibility was to oversee the formation of Vatea Fund. After establishing Vatea Fund, Mr. Pepin left Melixia, but has continued to serve as a Managing Director of Vatea Fund since June 2009. From September 2005 through the end of June 2008, Mr. Pepin was employed as a consultant in finance and insurance by Winter & Associates located in Paris, France. In July 2005, Mr. Pepin earned the degree of Master of Science and Economy, Finance and Actuaries, from HEC Lausanne. Mr. Pepin also currently serves on the board of directors of Theravectys S.A., a development-stage biotechnology company headquartered in France.

We believe that Mr. Pepin’s investment management experience and skills qualify him to serve on our Board, and provide the Board with valuable insight into the investment community.

Mr. Pepin serves as a member of the Compensation Committee and of the Corporate Governance and Nominating Committee.

Gerald T. Proehl has served as a director since April 2014. Currently, Mr. Proehl is a Founder, President, CEO and Director of Dermata Therapeutics, LLC, a private biotechnology company. From January 2002 to January 2014, Mr. Proehl was the President, Chief Executive Officer and a Director of Santarus, Inc. (“Santarus”), a company that he helped to found in 1999.  From March 2000 through December 2001, Mr. Proehl was President and Chief Operating Officer of Santarus, and from April 1999 to March 2000, Mr. Proehl was Vice President, Marketing and Business Development of Santarus.  Mr. Proehl helped lead the sale of Santarus to Salix Pharmaceuticals for $2.6 billion in January of 2014.  Prior to joining Santarus, Mr. Proehl was with HMR for 14 years where he served in various capacities, including Vice President of Global Marketing. During his career at HMR he worked across numerous therapeutic areas, including CNS, cardiovascular, and gastrointestinal.  Mr. Proehl currently serves on the board of directors of Sophiris Bio Inc., a publicly traded company developing a late-stage, targeted treatment for benign prostatic hyperplasia.  Mr. Proehl holds a B.S. in education from the State University of New York at Cortland, an M.A. in exercise physiology from Wake Forest University and an M.B.A. from Rockhurst University.

We believe that Mr. Proehl’s general business and commercial experience in the pharmaceutical industry, as well as his strong background in business operations developed through his leadership at other companies, qualify him to serve on our Board.

Mr. Proehl serves as chair of the Corporate Governance and Nominating Committee and the Compensation Committee.

Chris A. Rallis has served as a director since December 2011. Since January 2008, Mr. Rallis has served as an Executive-in-Residence at Pappas Capital, a life science venture capital firm based in Durham, NC. From April 2006 until June 2007, he was President and Chief Executive Officer of ImmunoBiosciences, Inc., a vaccine technology company formerly located in Raleigh, NC. He has served as a consultant for Duke University and Panacos Pharmaceuticals, Inc., and is the former President and Chief Operating Officer of Triangle Pharmaceuticals, Inc. (“Triangle”), which was acquired by Gilead Sciences in January 2003 for approximately $465 million. While at Triangle, he participated in 11 equity financings generating gross proceeds of approximately $500 million. He was also primarily responsible for all business development activities which included a worldwide alliance with Abbott Laboratories and the in-licensing of 10 compounds. Earlier, he served in various business development and legal management roles with Burroughs Wellcome, Co. Mr. Rallis serves on the boards of Fennec Pharmaceuticals, a publicly traded company, and Aeolus Pharmaceuticals (which has ceased operations). He received his A.B. degree in economics from Harvard College and a J.D. from Duke University.

We believe that Mr. Rallis’ strong background in raising capital, business development and operations developed through his leadership at other companies operating within the biomedical industry qualifies him to serve on our Board.

Mr. Rallis serves as a member of the Audit and Compliance Committee and the Compensation Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

CORPORATE GOVERNANCE MATTERS

Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) applicable to all of our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. A copy of this Code of Ethics is posted on our website at http://investors.tenaxthera.com/TENX/corporate_governance. In the event the Code of Ethics is revised, or any waiver is granted under the Code of Ethics with respect to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, notice of such revision or waiver will be posted on our website or disclosed on a current report on Form 8-K as required.

Board Composition and Independence of Directors

Our Board of Directors currently has six members. Dr. Ronald R. Blanck is our Chairman and Anthony A. DiTonno, James Mitchum, Gregory Pepin, Gerald T. Proehl and Chris A. Rallis are directors.

In accordance with the listing rules of The Nasdaq Stock Market LLC (“Nasdaq”), our Board of Directors must consist of a majority of “independent directors,” as determined in accordance with Nasdaq Rule 5605(a)(2). The Board has determined that current directors Dr. Blanck and Messrs. Mitchum, Pepin, Proehl and Rallis are independent directors in accordance with applicable Nasdaq listing rules. The Board performed a review to determine the independence of the director nominees and made a subjective determination as to each of these independent director nominees that no transactions, relationships, or arrangements exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director of the Company. In making these determinations, the Board reviewed the information provided by the director nominees with regard to each individual’s business and personal activities as they may relate to us and our management.

Mr. DiTonno was also determined to be an “independent director” during the year ended December 31, 2018 (“Fiscal 2018”) until he was appointed as our Chief Executive Officer effective June 1, 2018.

Attendance at Meetings

The Board met four times during Fiscal 2018, and each of our directors attended at least 75% of the aggregate of the total number of board meetings held during the period each has been a director and the total number of meetings held by all committees on which each director then served. From time to time the Board also acted through written consents. We have no formal policy requiring director attendance at the Annual Meeting, although all directors are expected to attend the Annual Meeting if they are able to do so. All six directors of the Company were members of the Board at the time of the Annual Meeting in 2018 and attended the 2018 Annual Meeting.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. Consistent with this understanding, the independent Directors consider the Board’s leadership structure on an annual basis. This consideration includes the pros and cons of alternative leadership structures in light of our operating and governance environment at the time, with the goal of achieving the optimal model for effective oversight of management by the Board.

Currently, Mr. DiTonno, who has been a member of our Board of Directors since December 2011, serves as our Chief Executive Officer and Dr. Blanck, who has been a member of our Board of Directors since December 2009, serves as our Chairman of the Board. Based on the Board’s most recent review of our Board leadership structure, the Board has determined that this leadership structure is optimal for the Company because it allows Mr. DiTonno to focus on leading our business and operations and carrying out our strategy, and Dr. Blanck, our Chairman of the Board, to focus on leading our Board’s oversight of our strategy and business.

In considering its leadership structure, the Board has taken a number of factors into account. The Board, which consists of highly qualified and experienced directors, a majority of whom are independent, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that all of the Board’s three key Committees—Audit and Compliance, Compensation, and Corporate Governance and Nominating—are composed entirely of independent directors. A number of Board and Committee processes and procedures, including regular executive sessions of directors, periodic executive sessions of the independent directors, and annual evaluations of our Chief Executive Officer’s performance against pre-determined goals, provide substantial independent oversight of our Chief Executive Officer’s performance. The Board believes that these factors provide the appropriate balance between the authority of those who oversee the Company and those who manage it on a day-to-day basis.

Board’s Role in Risk Oversight

We operate in a highly complex and regulated industry and are subject to a number of significant risks. The Board plays a key role with respect to our risk oversight, such as determining whether and under what circumstances we will engage in financing transactions or enter into strategic alliances and collaborations. The Board is also involved in our management of risks related to our financial condition or to the development and commercialization of our product candidates.

One of the Board’s risk oversight roles is to provide guidance to management. The Board receives regular business updates from members of senior management in order to identify matters that involve operational, financial, legal or regulatory risks.

To facilitate its oversight of the Company, the Board of Directors has delegated certain functions (including the oversight of risks related to these functions) to Board committees. The Audit and Compliance Committee reviews and discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures, the Compensation Committee evaluates the risks presented by our compensation programs and analyzes these risks when making compensation decisions, and the Corporate Governance and Nominating Committee evaluates whether the composition of the Board is appropriate to respond to the risks that we face. The roles of these committees are discussed in more detail below.

Although the Board of Directors has delegated certain functions to various committees, each of these committees regularly reports to and solicits input from the full Board regarding its activities.

Standing Committees

Our Board of Directors has three standing committees: the Audit and Compliance Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. Copies of the charters of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees, as they may be amended from time to time, are available on our website at http://www.tenaxthera.com.

The Board has determined that all of the members of each of the Audit and Compliance, Compensation, and Corporate Governance and Nominating Committees are independent as defined under Nasdaq rules, and, in the case of all members of the Audit and Compliance Committee, that they meet the additional independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934.

Audit and Compliance Committee.

The Audit and Compliance Committee’s principal responsibilities include:

●
overseeing the accounting and financial reporting processes of the Company and audits of our financial statements;

●
acting on behalf of the Board in providing oversight with respect to (i) the quality and integrity of our financial statements and internal accounting and financial controls; (ii) all audit, review and attest services relating to our financial statements and internal control over financial reporting (collectively, “Audit Services”), including the appointment, compensation, retention and oversight of the work of the independent auditors engaged to provide Audit Services to us; and (iii) our compliance with legal and regulatory requirements;

●
reporting to the Board on such matters as the Audit and Compliance Committee deems necessary or appropriate to assure that the Board is informed of any significant developments within the scope of the Audit and Compliance Committee’s responsibilities that merit the attention of the Board;

●
providing the report required of the Audit and Compliance Committee by the rules of the SEC for inclusion in our annual proxy statement;

●
conducting review and oversight of any related person transactions, other than related person transactions for which the Board has delegated review to another independent body of the Board; and

●
fulfilling such other responsibilities as may be required of the Audit and Compliance Committee under applicable laws and regulations.

The members of the Audit and Compliance Committee are Messrs. Mitchum and Rallis and Dr. Blanck. Mr. Mitchum serves as chair of the Audit and Compliance Committee. The Board of Directors has determined that Messrs. Mitchum and Rallis and Dr. Blanck each qualify as an “audit committee financial expert” as defined by applicable SEC rules. The Audit and Compliance Committee met four times during Fiscal 2018.

Compensation Committee.

The Compensation Committee’s primary responsibilities include:

●
assisting the Board in discharging its overall responsibility relating to executive officer and director compensation and overseeing and reporting to the Board as appropriate on our compensation and benefit policies, programs and plans, including our stock-based compensation programs;

●
approving the compensation of all executive officers and recommending compensation for non-employee directors;

●
engaging and evaluating any compensation consultants, independent counsel and other advisers used to assist in the evaluation of director or executive compensation, including evaluation of the advisers’ independence in advance of engagement;

●
reviewing our succession and development plans for executive officers and other members of senior management; and

●
preparing an annual report on executive compensation for inclusion in our proxy statement, if required by applicable laws.

The members of the Compensation Committee are Messrs. Proehl, Pepin and Rallis. Mr. Proehl serves as chair of the Compensation Committee. The Compensation Committee met one time during Fiscal 2018.

                Corporate Governance and Nominating Committee.

                The Corporate Governance and Nominating Committee’s primary responsibilities include:

●
identifying individuals qualified to become directors and recommending that the Board select the candidates for all directorships to be filled by the Board or by the stockholders;

●
upon the recommendation of the Compensation Committee, determining compensation arrangements for non-employee directors;

●
developing and recommending to the Board corporate governance principles for the Company; and

●
otherwise taking a leadership role in shaping the corporate governance of the Company.

The members of the Corporate Governance and Nominating Committee are Messrs. Proehl and Pepin and Dr. Blanck. Mr. Proehl serves as chair of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee met one time during Fiscal 2018.

Processes and Procedures for Executive and Director Compensation

The Compensation Committee has the authority to determine and approve the compensation of the Chief Executive Officer and all other executive officers. The Corporate Governance and Nominating Committee has authority to determine and approve all matters pertaining to compensation of our directors. In making its determination with respect to the compensation of the Chief Executive Officer, the Compensation Committee considers, among other things, the Chief Executive Officer’s performance in light of established corporate goals and objectives. In making its determination with respect to the compensation of other executive officers, the Compensation Committee takes into account, among other things, each executive officer’s performance in light of established goals and objectives as well as the recommendations of the Chief Executive Officer. The Chief Executive Officer has no input and may not be present during voting or deliberations about his compensation. In making its determination with respect to director compensation, the Corporate Governance and Nominating Committee considers, among other things, the Compensation Committee’s recommendation, the Board’s overall level of performance, the individual director’s participation in committees, the compensation paid to other director’s in similarly situated companies, and our financial growth.

Our Compensation Committee may delegate its authority to the chair of the committee to the extent it deems necessary to finalize matters as to which the committee has given its general approval.

The Compensation and Corporate Governance and Nominating Committees have the authority to retain compensation consultants and other outside advisors to assist in discharging their responsibilities. In setting 2018 compensation, neither of these committees engaged an outside compensation consultant.

Procedures for Director Nominations

Under the charter of the Corporate Governance and Nominating Committee, the Committee is responsible for identifying from a wide field of candidates, including women and minority candidates, and recommending that the Board select qualified candidates for membership on the Board. In evaluating the suitability of individual director candidates, the Committee takes into account such factors as it considers appropriate, which may include (i) ensuring that the Board, as a whole, is diverse as to race, gender, culture, thought and geography, such that the Board reflects a range of viewpoints, backgrounds, skills, experience and expertise, and consists of individuals with relevant technical skills, industry knowledge and experience, financial expertise and local or community ties; (ii) minimum individual qualifications, including strength of character, mature judgment, relevant career experience, independence of thought and an ability to work collegially; (iii) questions of independence, possible conflicts of interest and whether a candidate has special interests or a specific agenda that would impair his or her ability to effectively represent the interests of all stockholders; (iv) the extent to which the candidate would fill a present need on the Board; and (v) whether the candidate can make sufficient time available to perform the duties of a director. The Corporate Governance and Nominating Committee implements and assesses the effectiveness of these factors and the Board’s commitment to diversity by considering these factors in our assessment of potential director nominees and the overall make-up of our Board. In determining whether to recommend a director for re-election, the Committee will consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

The Corporate Governance and Nominating Committee does not set specific, minimum qualifications that nominees must meet in order to be recommended to the Board, but rather the Board believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. The Corporate Governance and Nominating Committee conducts appropriate inquiries into the backgrounds and qualifications of possible nominees and investigates and reviews each proposed nominee’s qualifications for service on the Board. The Corporate Governance and Nominating Committee may engage outside search firms to assist in identifying or evaluating potential nominees.

The Corporate Governance and Nominating Committee will consider candidates recommended by stockholders. It is the policy of the Corporate Governance and Nominating Committee that candidates recommended by stockholders will be given appropriate consideration in the same manner as other candidates. The procedure for submitting candidates for consideration by the Corporate Governance and Nominating Committee for election at our 2020 Annual Meeting is described under “Other Matters—Stockholder Proposals.”

Stockholder Communications with Directors

It is the policy of the Company and the Board to encourage free and open communication between stockholders and the Board. Any stockholder wishing to communicate with the Board should send any communication to Tenax Therapeutics, Inc., Attn: Corporate Secretary, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560. Any such communication must be in writing and must state the number of shares beneficially owned by the stockholder making the communication. Our Corporate Secretary will forward such communication to the full Board or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal, or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication. This policy is not designed to preclude other communications between the Board and stockholders on an informal basis.

AUDIT COMMITTEE REPORT

The Audit and Compliance Committee has reviewed our audited financial statements for the year ended December 31, 2018 and has discussed these statements with management. The Audit and Compliance Committee has also discussed with Cherry Bekaert LLP, our independent registered public accounting firm during the year ended December 31, 2018, the matters required to be discussed by the Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.

The Audit and Compliance Committee also received from Cherry Bekaert LLP the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Cherry Bekaert LLP’s communications with the Audit and Compliance Committee concerning independence and discussed with Cherry Bekaert LLP its independence.

Based on the review and discussions noted above, the Audit and Compliance Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the SEC.

With respect to the above matters, the Audit and Compliance Committee submits this report.

James Mitchum
Ronald R. Blanck
Chris A. Rallis

MANAGEMENT

The names and ages of our executive officers as of April 16, 2019 are listed below. Our executive officers are appointed by our Board of Directors to hold office until their successors are duly appointed and qualified, or until their resignation, retirement, death, removal, or disqualification. The information appearing below and certain information regarding beneficial ownership of securities by certain executive officers contained in this proxy statement has been furnished to us by the executive officers. Information regarding Mr. DiTonno is included in the director nominee profiles set forth above.

Name	Age	Position
Anthony A. DiTonno	70	Chief Executive Officer
Michael B. Jebsen, CPA	47	President and Chief Financial Officer

Michael B. Jebsen joined the Company as our Accounting Manager in April 2009, was elected Chief Financial Officer, Executive Vice President Finance and Administration in August 2009, and served as Interim Chief Executive Officer from April 2017 through May 2018. Mr. Jebsen also served as our Interim Chief Executive Officer from August 2011 until November 2013. Before joining us, he was an auditor with Grant Thornton, LLP from July 2003 through December 2005 and from April 2008 through April 2009. In addition, he held various positions, including Chief Ethics Officer, Senior Internal Auditor, and Senior Financial Analyst with RTI International, a non-profit research and development organization, from January 2006 to February 2008. Mr. Jebsen holds a Master of Science in Accounting from East Carolina University and is a Certified Public Accountant, licensed in North Carolina.

EXECUTIVE COMPENSATION

The following tables and narrative discussion summarize the compensation we paid for services in all capacities rendered to us during the years ended December 31, 2018 and 2017 by our principal executive officer and all other “Named Executive Officers” during Fiscal 2018. We had no other executive officers during any part of Fiscal 2018.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
Anthony A. DiTonno	2018	278,333(4)	—	—	256,556	80,625	30,252(5)	645,766
Chief Executive Officer(3)
Michael B. Jebsen, CPA	2018	381,500	175,000	175,000	—	124,313	—	855,813
President and Chief Financial Officer(6)	2017	420,417	—	—	92,563	82,875	—	595,855

(1)
The amounts in these columns reflect the aggregate grant date fair value of awards granted during the year computed in accordance with Financial Accounting Standards Board ASC Topic 718, Compensation — Stock Compensation. The assumptions made in determining the fair values of our stock and option awards are set forth in Note D to our Financial Statements included in our Form 10-K for Fiscal 2018, filed with the SEC on April 1, 2019.

(2)
These payments were made based on achievement of annual goals in accordance with each of Mr. DiTonno’s and Mr. Jebsen’s employment agreements, which are described below in the section entitled “—Employment and Other Contracts.”

(3)
Mr. DiTonno was appointed as a member of our Board on December 15, 2011 and as our Chief Executive Officer effective June 1, 2018. During Mr. DiTonno’s service as our Chief Executive Officer, he has not received compensation for his service on our Board.

(4)
Includes $250,833 received as salary for service as our Chief Executive Officer and $27,500 cash compensation for Board fees received in Fiscal 2018 for Mr. DiTonno’s service as a non-employee director prior to being appointed our Chief Executive Officer.

(5)
Represents relocation expenses paid to Mr. DiTonno pursuant to his employment agreement, as described below in the section entitled “—Employment and Other Contracts.”

(6)
Mr. Jebsen served as our Interim Chief Executive Officer from April 2017 through May 2018. In connection with such service, Mr. Jebsen received additional compensation of $10,000 per month. Mr. Jebsen’s salary reflects the additional compensation he received during the portions of the year ended December 31, 2017 (“Fiscal 2017”) and Fiscal 2018 in which he served as our Interim Chief Executive Officer.

Narrative to Summary Compensation Table

Elements of Compensation

During Fiscal 2018, we compensated our Named Executive Officers generally through a mix of (i) base salary, (ii) annual cash bonus based on achievement of predetermined operational goals and (iii) long-term equity compensation, in the form of options or restricted common stock.

Annual Base Salaries

The Named Executive Officers receive a base salary to compensate them for services rendered to us. The base salary payable to each Named Executive Officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. In Fiscal 2018, we paid an annual base salary of $430,000 to Mr. DiTonno and $331,500 to Mr. Jebsen. In connection with Mr. Jebsen’s service as Interim Chief Executive Officer from April 3, 2017 to May 31, 2018, we also agreed to pay Mr. Jebsen additional compensation of $10,000 per month for each month that he serves as Interim Chief Executive Officer.

Cash Bonuses

Under each of their employment agreements, each of our Named Executive Officers were eligible to receive annual cash bonuses based on achievement of annual goals. During Fiscal 2018, Mr. DiTonno and Mr. Jebsen were eligible to receive a target cash bonus consisting of 50% of their base salaries, based on 100% achievement of the predetermined operational goals. There is no cap on the bonuses for greater than 100% achievement of goals, and there is no pre-identified threshold amount that must be achieved to receive any cash bonus payment. Our Compensation Committee evaluated performance for Fiscal 2018 and determined that Mr. DiTonno and Mr. Jebsen would receive 75% of their target cash bonuses.

Long-Term Equity Compensation

We award stock options to our key employees, including to our non-executive employees, on an annual basis and subject to approval by the Compensation Committee. In connection with Mr. Jebsen’s appointment as Interim Chief Executive Officer on April 3, 2017, we also agreed to grant Mr. Jebsen an additional option to purchase 10,000 shares of common stock. We also agreed to grant Mr. DiTonno an option to purchase 50,000 shares of common stock in connection with his appointment as Chief Executive Officer effective June 1, 2018.

Discretionary Bonus

Mr. Jebsen received a discretionary cash bonus of $175,000 and a discretionary restricted stock award of 28,090 shares of our common stock with a grant date of June 14, 2018. Half of the restricted stock award vested immediately and the remainder vested on the six-month anniversary of the grant date. These discretionary awards were granted in recognition of Mr. Jebsen’s service as Interim Chief Executive Officer.

Other Elements of Compensation

Employee Benefits and Perquisites

We maintain broad based benefits that are provided to all employees, including health and dental insurance. Our executive officers are eligible to participate in all of our employee benefit plans, in each case, on the same basis as other employees.

No Tax Gross-Ups

We do not make gross-up payments to cover our Named Executive Officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.

Severance and Change-of-Control Benefits

Pursuant to employment agreements we have entered into with the Named Executive Officers, each such officer is entitled to specified benefits in the event of the termination of his employment under specified circumstances, including termination following a change in control of the Company. We have provided more detailed information about these benefits under the caption “—Employment and Other Contracts” below.

Employment and Other Contracts

Anthony A. DiTonno

Effective June 1, 2018, we entered into an employment agreement with Mr. DiTonno (the “DiTonno Employment Agreement”). Under the DiTonno Employment Agreement, Mr. DiTonno receives an annual base salary of $430,000. Mr. DiTonno also receives participation in medical insurance, dental insurance, and other benefit plans on the same basis as the Company’s other officers. Under the DiTonno Employment Agreement, Mr. DiTonno is also eligible to receive an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). The DiTonno Employment Agreement also provides for a one-time non-statutory stock option grant of 50,000 shares of common stock. The DiTonno Employment Agreement states that the Company will pay Mr. DiTonno up to $30,000 to cover costs associated with relocation expenses.

The DiTonno Employment Agreement is effective for a one-year term, and automatically renews for additional one-year terms, unless the DiTonno Employment Agreement is terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then current term of an intention not to renew. If Mr. DiTonno is terminated without cause, if he terminates his employment for good reason, or if we elect not to renew the DiTonno Employment Agreement, Mr. DiTonno would be entitled to receive (i) one year of base salary, (ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, and (iii) one year of COBRA reimbursements or benefits payments, as applicable. Mr. DiTonno’s entitlement to these payments is conditioned upon execution of a release of claims.

For purposes of the DiTonno Employment Agreement: (i) “cause” includes (a) a willful material breach of the agreement by Mr. DiTonno, (b) material misappropriation of Company property, (c) material failure to comply with Company policies, (d) abuse of illegal drugs or abuse of alcohol in a manner that interferes with the performance of Mr. DiTonno’s duties, (e) dishonest or illegal action that is materially detrimental to the Company, and (f) failure to disclose material conflicts of interest, and (ii) “good reason” includes (a) a material reduction in base salary, (b) a material reduction of Mr. DiTonno’s authority, duties or responsibility, (c) certain changes in geographic location of Mr. DiTonno’s employment, or (d) a material breach of the DiTonno Employment Agreement by the Company.

Michael B. Jebsen

Effective November 13, 2013, we entered into an amended and restated employment agreement with Mr. Jebsen (the “Jebsen Employment Agreement”). Under the Jebsen Employment Agreement, Mr. Jebsen received an annual base salary of $285,000. Mr. Jebsen also receives participation in medical insurance, dental insurance and other benefit plans on the same basis as our other officers. Under the Jebsen Employment Agreement, Mr. Jebsen is also eligible to receive an annual cash bonus consisting of 50% of his base salary, based on 100% achievement of annual goals (with no cap on the bonus for greater than 100% achievement of goals). The Jebsen Employment Agreement also provided for a one-time non-statutory stock option grant of 44,662 shares of common stock upon stockholder approval of an amendment to our 1999 Amended Stock Plan (as defined below) to increase the amount of stock options authorized for issuance thereunder, which occurred in April 2014. In addition to the foregoing, Mr. Jebsen also received a fixed monthly automobile allowance of $800 and annual grants totaling 22 shares of restricted common stock, vesting over a 12-month period, of which nine shares will only vest so long as he continues serving as our Treasurer.

On June 18, 2015, we entered into an amendment to the Jebsen Employment Agreement. The amendment to Mr. Jebsen’s employment agreement increased his base salary to $325,000 from $285,000, effective as of May 1, 2015, while removing the fixed monthly automobile allowance of $800.

The Jebsen Employment Agreement is effective for a one-year term, and automatically renews for additional one-year terms, unless the Jebsen Employment Agreement is terminated in advance of renewal or either party gives notice at least 90 days prior to the end of the then current term of an intention not to renew. If Mr. Jebsen is terminated without cause, if he terminates his employment for good reason, or if we elect not to renew the Jebsen Employment Agreement, Mr. Jebsen would be entitled to receive (i) one year of base salary, (ii) a pro-rated amount of the annual bonus that he would have received had 100% of goals been achieved, and (iii) one year of COBRA reimbursements or benefits payments, as applicable. Mr. Jebsen’s entitlement to these payments is conditioned upon execution of a release of claims.

For purposes of the Jebsen Employment Agreement: (i) “cause” includes (a) a willful material breach of the agreement by Mr. Jebsen, (b) material misappropriation of the Company’s property, (c) material failure to comply with the Company’s policies, (d) abuse of illegal drugs or abuse of alcohol in a manner that interferes with the performance of Mr. Jebsen’s duties, (e) dishonest or illegal action that is materially detrimental to the Company, and (f) failure to disclose material conflicts of interest, and (ii) “good reason” includes (a) a material reduction in base salary, (b) a material reduction of Mr. Jebsen’s authority, duties or responsibility, (c) certain changes in geographic location of Mr. Jebsen’s employment, or (d) a material breach of the Jebsen Employment Agreement by us.

On March 21, 2011, we entered into an indemnification agreement with Mr. Jebsen, which provides that in respect of acts or omissions occurring prior to such time as Mr. Jebsen ceases to serve as our officer Mr. Jebsen will receive (i) indemnification and advancement of expenses to the extent provided under our Certificate of Incorporation and to the fullest extent permitted by applicable law and (ii) indemnification against any adverse tax consequences in connection with prior option awards that may have been non-compliant with Section 409A of the IRC.

On April 3, 2017, the Board appointed Mr. Jebsen as our Interim Chief Executive Officer, and he continued to serve as our President and Chief Financial Officer. In connection with Mr. Jebsen’s appointment as Interim Chief Executive Officer, we provided Mr. Jebsen with additional compensation of $10,000 per month for each month that he served as Interim Chief Executive Officer. In addition, Mr. Jebsen was granted, on the effective date of his appointment as Interim Chief Executive Officer, a stock option to purchase 10,000 shares of our common stock. The award will vest over a four-year period, with 25% of the option award vesting on the first four anniversaries of the grant date provided Mr. Jebsen remains continuously employed with us through each anniversary, however, the vesting of the stock option will accelerate and become fully vested upon the achievement of specified performance goals. Mr. Jebsen completed his service as our Interim Chief Executive Officer on May 31, 2018.

Equity Awards

In September 1999, our Board of Directors approved the 1999 Stock Plan, which provided for the granting of incentive and nonstatutory stock options to employees and directors to purchase up to 667 shares of our common stock. The 1999 Stock Plan was approved by stockholders on October 10, 2000. Options granted under the 1999 Stock Plan generally have vesting schedules of up to four years and have expiration periods of generally ten years. On June 17, 2008, our stockholders approved an amendment and restatement to the 1999 Stock Plan (the “1999 Amended Stock Plan”) to increase the number of shares of common stock available for awards under the plan from 667 to 2,000, to increase the maximum number of shares covered by awards granted under the 1999 Stock Plan to an eligible participant from 667 to 834 shares, and to make additional technical changes to update the plan. On September 30, 2011, our stockholders approved an amendment to the 1999 Amended Stock Plan, to increase the number of shares of common stock available for awards under the plan from 2,000 to 15,000. On March 13, 2014, our stockholders approved a second amendment to the 1999 Amended Stock Plan, to increase the number of shares of common stock available for awards under the plan from 15,000 to 200,000. On September 15, 2015, our stockholders approved a third amendment to the 1999 Amended Stock Plan, to increase the number of shares of common stock available for awards under the plan from 200,000 to 250,000. Persons eligible to receive grants under the 1999 Amended Stock Plan consisted of all of our employees, including executive officers and non-employee directors. As of December 31, 2018 and 2017, we had 191,735 and 188,744 outstanding options under the 1999 Amended Stock Plan, respectively. As of December 31, 2018 and 2017, there were 19,914 and zero outstanding shares of restricted stock under the 1999 Amended Stock Plan, respectively. The 1999 Amended Stock Plan expired on June 17, 2018 and no new grants may be made under that plan after that date. However, unexpired awards granted under the 1999 Amended Stock Plan remain outstanding and subject to the terms of the 1999 Amended Stock Plan.

On June 16, 2016, our stockholders approved the 2016 Stock Incentive Plan (the “2016 Plan”), which provides for the issuance of up to 150,000 shares of common stock. Under the 2016 Plan, with the approval of the Compensation Committee, the Company may grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards or other stock-based awards. As of December 31, 2018 and 2017, there were 50,000 and zero outstanding options under the 2016 Plan, respectively. As of December 31, 2018 and 2017, there were 150,000 and 100,000 shares of common stock available for grant under the 2016 Plan, respectively. See Proposal 2 in this Proxy Statement for a description of the proposed amendment to the 2016 Plan to increase the number of shares authorized for issuance under the 2016 Plan by 600,000 shares.

Outstanding Equity Awards

The following table provides information about outstanding equity awards held by the Named Executive Officers as of December 31, 2018.

Outstanding Equity Awards as of December 31, 2018

	Option Awards(1)					Stock Awards
Name and Principal Position	Number of securities underlying unexercised options (Exercisable)	Number of securities underlying unexercised options (Unexercisable)	Equity incentive plan award: number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units of stock that have not vested
	(#)	(#)	(#)	($/Sh)		(#)	($)
Anthony A. DiTonno	—	50,000(2)	—	6.10	6/1/2028	—	—
Chief Executive Officer	25	—	—	760.00	12/16/2021	—	—
	64	—	—	712.00	5/1/2022	—	—
	487	—	—	93.20	5/1/2023	—	—
	500	—	—	96.40	5/1/2024	—	—
	500	—	—	68.40	5/1/2025	—	—
	500	—	—	54.40	5/1/2026	—	—
	500	—	—	10.60	5/1/2027	—	—
	500	—	—	6.23	5/1/2028	—	—

Michael B. Jebsen, CPA	2	—	—	2,460.00	7/20/2019	—	—
President and Chief Financial Officer	9	—	—	2,340.00	8/12/2019	—	—
	2	—	—	2,552.00	9/1/2019	—	—
	2	—	—	2,340.00	10/1/2019	—	—
	2	—	—	2,580.00	11/1/2019	—	—
	2	—	—	2,232.00	12/1/2019	—	—
	2	—	—	2,316.00	1/1/2020	—	—
	2	—	—	2,292.00	2/1/2020	—	—
	2	—	—	2,040.00	3/1/2020	—	—
	2	—	—	2,000.00	4/1/2020	—	—
	2	—	—	2,000.00	5/1/2020	—	—
	2	—	—	1,188.00	6/1/2020	—	—
	2	—	—	1,156.00	7/1/2020	—	—
	2	—	—	1,096.00	8/1/2020	—	—
	9	—	—	1,116.00	8/13/2020	—	—
	2	—	—	1,216.00	9/1/2020	—	—
	2	—	—	1,012.00	10/1/2020	—	—
	2	—	—	844.00	11/1/2020	—	—
	2	—	—	860.00	12/1/2020	—	—
	32	—	—	860.00	12/1/2020	—	—
	2	—	—	768.00	1/1/2021	—	—
	2	—	—	772.00	2/1/2021	—	—
	2	—	—	772.00	3/1/2021	—	—
	2	—	—	736.00	4/1/2021	—	—
	22,331(3)	—	22,331(3)	113.00	4/3/2020	—	—
	3,750(2)	3,750(2)	—	41.40	12/15/2026	—	—
	2,500(2)	7,500(2)	—	11.20	4/3/2027	—	—

(1)
Except as otherwise noted, the option awards reflected in these columns vested immediately on the date of grant. The date of grant for each of these options is the date 10 years prior to the expiration date reflected in this table.

(2)
These options were granted with the following vesting schedule: 25% on each anniversary of the grant date.

(3)
These options were granted with the following vesting schedule: 25% on the (i) Initiation of the Phase 3 Clinical Trial or (ii) the Company attaining a Market Capitalization of at least $50,000,000; 25% on the (i) Database Lock with respect to the Phase 3 Clinical Trial or (ii) the Company attaining a Market Capitalization of at least $100,000,000; 25% on the Acceptance For Review of an NDA for levosimendan for low cardiac output syndrome (“LCOS”); 25% on the Approval of levosimendan for LCOS.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to non-employee directors for Fiscal 2018 other than Anthony A. DiTonno, whose 2018 director compensation is fully reflected in the tables and narrative disclosures above related to our Named Executive Officers.

Fiscal 2018 Director Compensation

Director	Fees Earned or Paid in Cash ($)	Option Awards ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Ronald R. Blanck, DO(1)	66,000	2,624	—	—	68,624
James Mitchum(1)	60,000	2,624	—	—	62,624
Gregory Pepin(1)	53,500	2,624	—	—	56,124
Gerald T. Proehl(1)	59,500	2,624	—	—	62,124
Chris A. Rallis(1)	55,000	2,624	—	—	57,624

(1)	As of December 31, 2018, our non-employee directors held the following aggregate stock options: Dr. Blanck, 3,026; Mr. Mitchum, 2,750; Mr. Pepin, 2,500; Mr. Proehl, 3,250; and Mr. Rallis, 2,990.

During Fiscal 2018, all of our non-employee directors were paid the following compensation for service on the Board and Board Committees according to the policies established for director compensation by the Corporate Governance and Nominating Committee:

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An annual director fee in each fiscal year of $45,000 ($55,000 for our Board chairman), which was paid in equal quarterly installments on the first day of each fiscal quarter;

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An annual Audit and Compliance Committee member fee in each fiscal year of $7,500 ($15,000 for our Audit and Compliance Committee chairman), which was paid in equal quarterly installments on the first day of each fiscal quarter;

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An annual Compensation Committee member fee in each fiscal year of $5,000 ($10,000 for our Compensation Committee chairman), which was paid in equal quarterly installments on the first day of each fiscal quarter;

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An annual Nominating and Corporate Governance Committee member fee in each fiscal year of $3,500 ($7,000 for our Nominating and Corporate Governance Committee chairman), which was paid in equal quarterly installments on the first day of each fiscal quarter;

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An annual grant of 500 stock options, which vest one year after the grant date and are exercisable for a period of ten years; and

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Reimbursement of travel and related expenses for attending Board and committee meetings, as incurred.

In addition to the compensation described above, Mr. Proehl and Mr. Mitchum were each granted a 1,250 stock option award on their initial nomination to the Board. The options vested one year after the grant date and are exercisable for a period of ten years. We will maintain an appropriate director’s and officer’s insurance policy at all times for our non-employee directors.

OWNERSHIP OF SECURITIES

Principal Stockholders and Share Ownership by Management

The following table sets forth, as of April 16, 2019, the number and percentage of the outstanding shares of common stock that, according to the information supplied to us, were beneficially owned by (i) each person who is currently a director or a director nominee, (ii) our Named Executive Officers, (iii) all current directors and executive officers as a group and (iv) each person who, to our knowledge, is the beneficial owner of more than five percent of the outstanding common stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Beneficial Owner Name and Address(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class
Principal Stockholders
Iroquois Capital Management, LLC(3) 641 Lexington Avenue, 26th Floor New York, NY 10022	682,800	9.99%
Hudson Bay Capital Management LP(4) 777 Third Ave., 30th Floor New York, NY 10017	682,800	9.99%
Officers and Directors
Gregory Pepin(5)	112,275	1.82%
Michael B. Jebsen, CPA(6)	60,232	*
Ronald R. Blanck, DO(6)	4,345	*
James Mitchum(6)	4,050	*
Anthony DiTonno(6)	15,865	*
Chris A. Rallis(6)	3,848	*
Gerald T. Proehl(6)	4,745	*
All officers and directors as a group (7 persons)(6)	205,360	3.30%

* Less than 1%

(1)	Unless otherwise noted, all addresses are in care of Tenax Therapeutics, Inc. at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.
(2)
Based upon 6,154,434 shares of common stock outstanding on April 16, 2019. The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power and also any shares that the person has the right to acquire within 60 days of April 16, 2019 through the exercise of any stock options, warrants or other rights or the conversion of preferred stock. Any shares that a person has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Based on a Schedule 13G/A filed with the SEC on February 14, 2019 to report beneficial ownership as of December 31, 2018, Iroquois Master Fund Ltd. (“Iroquois Master Fund”) held 21,519 shares of common stock, shares of preferred stock convertible into 191,710 shares of common stock and warrants to purchase 569,950 shares of common stock and Iroquois Capital Investment Group LLC (“ICIG”) held 41,886 shares of common stock, shares of preferred stock convertible into 326,422 shares of common stock and warrants to purchase 984,454 shares of common stock. Richard Abbe shares authority and responsibility for the investments made on behalf of Iroquois Master Fund with Kimberly Page, each of whom is a director of the Iroquois Master Fund. As such, Mr. Abbe and Ms. Page may each be deemed to be the beneficial owner of all shares of common stock underlying the preferred stock and warrants (each subject to the Blockers described below) held by Iroquois Master Fund. Iroquois Capital Management, LLC (“Iroquois Capital”) is the investment advisor for Iroquois Master Fund and Mr. Abbe is the President of Iroquois Capital. Mr. Abbe has the sole authority and responsibility for the investments made on behalf of ICIG. As such, Mr. Abbe may be deemed to be the beneficial owner of all shares of common stock underlying the preferred stock and warrants (each subject to the Blockers described below) held by Iroquois Master Fund and ICIG. Each of Iroquois Capital, Mr. Abbe and Ms. Page (collectively, the “Reporting Persons”) disclaims any beneficial ownership of any shares of common stock except to the extent of their pecuniary interest therein. Pursuant to the terms of (i) the certificate of designations containing the terms of the preferred stock, the Reporting Persons cannot convert the preferred stock to the extent the Reporting Persons would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of the Company’s common stock (the “Preferred Stock Blockers”) and (ii) the warrants, the Reporting Persons cannot exercise the warrants to the extent the Reporting Persons would beneficially own, after any such exercise, more than 9.99% of the outstanding shares of common Stock (the “Warrant Blockers” and collectively with the Preferred Stock Blockers, the “Blockers”). Consequently, the Reporting Persons currently are not able to exercise all of their warrants due to the Blockers.

(4)
Based on a Schedule 13G filed with the SEC on February 5, 2019, Hudson Bay Capital Management LP (“HBCM”) and Sander Gerber have shared voting and dispositive power over the securities. HBCM serves as the investment manager of Hudson Bay Master Fund. As such, HBCM may be deemed to be the beneficial owner of all shares of common stock (subject to the Warrant Blockers applicable to warrants to purchase 344,877 shares of common stock), if any, underlying the warrants held by Hudson Bay Master Fund. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of the HBCM. Mr. Gerber disclaims beneficial ownership of these securities.

(5)
Includes 742 shares of restricted common stock and 2,500 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of April 16, 2019. Mr. Pepin is a co-founder of EOS, an investment company, which serves as the Investment Manager and Managing Director for JP SPC3 OXBT Fund (“OXBT Fund”), and consequently he may be deemed to be the beneficial owner of the 1,545 shares held by OXBT Fund and 107,488 shares of common stock subject to warrants. Mr. Pepin disclaims beneficial ownership of the shares held by OXBT Fund except to the extent of his pecuniary interest therein.

(6)
With respect to Dr. Blanck, includes 257 shares of common stock subject to warrants and 3,026 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of April 16, 2019;

With respect to Mr. DiTonno, includes 129 shares of common stock subject to warrants and 15,576 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of April 16, 2019;

With respect to Mr. Rallis, includes 129 shares of common stock subject to warrants and 2,990 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of April 16, 2019;

With respect to Mr. Jebsen, includes 31,173 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of April 16, 2019;

With respect to Mr. Proehl, includes 3,250 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of April 16, 2019 and 1,495 shares for which voting and investment power is shared with Mr. Proehl’s spouse;

With respect to Mr. Mitchum, includes 2,750 shares of common stock subject to options that are vested, vesting, exercisable or convertible, as applicable, within 60 days of April 16, 2019 and 1,300 shares for which voting and investment power is shared with Mr. Mitchum’s spouse; and

With respect to all officers and directors as a group, includes 515 shares of common stock subject to warrants and 61,265 shares of common stock subject to options that are vested, vesting, convertible, or exercisable, as applicable, within 60 days of April 16, 2019.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions

We have not engaged in any related party transaction since January 1, 2017 in which the amount involved exceeds $116,140 (which is 1% of the average of our total assets at year end for the last two fiscal years) and in which any of our directors, executive officers or any holder of more than 5% of our common stock, or any member of the immediate family of any of these persons or entities controlled by any of them, had or will have a direct or indirect material interest, other than the compensation arrangements described in “Executive and Director Compensation.”

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of our Board of Directors, our executive officers, and persons who hold more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock.

Based solely upon our review of the Section 16(a) reports in our records for Fiscal 2018 transactions in our common stock, we believe that during the fiscal year ended December 31, 2018 our officers, directors and greater than 10% owners timely filed all reports they were required to file under Section 16(a), except that (i) Mr. Jebsen had three late Form 4 filings, resulting in the failure to timely report three transactions, (ii) Mr. DiTonno had two late Form 4 filings, resulting in the failure to timely report two transactions, and (iii) each of Dr. Blanck and Messrs. Rallis, Proehl, Pepin and Mitchum had one late Form 4 filing, resulting in the failure to timely report one transaction.

PROPOSAL 2: APPROVAL OF AMENDMENT NO. 1 TO THE 2016 STOCK INCENTIVE PLAN

Our 2016 Stock Incentive Plan originally authorized for issuance 3,000,000 shares of our common stock under the plan. As a result of the 1-for-20 reverse stock split effected on February 23, 2018, the number of shares authorized for issuance under the 2016 Plan was reduced to 150,000. On April 18, 2019, our Board of Directors approved, subject to stockholder approval, Amendment No. 1 to the 2016 Plan to increase the number of shares of common stock authorized for issuance under the 2016 Plan to a total of 750,000 shares, representing an increase of 600,000 shares. The additional requested shares represent approximately 10% of our total outstanding shares as of April 16, 2019. Based upon our assessment of our anticipated grants under the 2016 Plan, as amended, we believe that the proposed increase in the number of shares will be sufficient to meet our equity compensation requirements for approximately three years from the date of the Annual Meeting.

The purpose of the 2016 Plan is to advance the interests of our company and our stockholders through awards that give eligible employees, directors and third party service providers a personal stake in our growth, development and financial success. Awards under the 2016 Plan are also intended to motivate eligible employees, directors and third party service providers to devote their best efforts to our business and help us attract and retain the services of eligible employees, directors and third party service providers who are in a position to make significant contributions to our future success and align them with stockholder interests.

We are requesting that stockholders approve Amendment No. 1 to the 2016 Plan to satisfy Nasdaq rules relating to equity compensation. In addition, approval would allow us to qualify additional options for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code. If stockholder approval is not received, the Compensation Committee will reconsider Amendment No. 1 to the 2016 Plan, and the present 2016 Plan would remain in effect without such amendment. In addition, if stockholder approval is not received, we may seek to hold additional stockholder meetings until stockholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF AMENDMENT NO. 1 TO THE 2016 STOCK INCENTIVE PLAN.

Summary of the 2016 Plan Features

The following is a brief summary of the 2016 Plan, as amended by Amendment No. 1, and is qualified in its entirety by reference to a copy of the 2016 Plan and Amendment No. 1 attached to this proxy statement as Appendix A.

Shares Available

The total number of shares of common stock available for issuance under the 2016 Plan is 100,000, subject to adjustment for future stock splits, stock dividends and similar changes in the capitalization of our company.

Any shares related to Awards (as defined below) which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such shares, are settled in cash in lieu of shares, or are exchanged with the Compensation Committee’s permission, prior to the issuance of shares, for Awards not involving shares, shall be available again for grant under the 2016 Plan.

Shares of common stock covered by an Award will be reserved for that Award while it remains outstanding but shall only be counted as used to the extent they are actually issued; provided, however, that the full number of stock appreciation rights granted that are to be settled by the issuance of shares shall be counted against the number of shares available for award under the 2016 Plan, regardless of the number of shares actually issued upon settlement of such stock appreciation rights.  Further, any shares of common stock withheld to satisfy tax withholding obligations on Awards issued under the 2016 Plan and shares tendered to pay the exercise price of Awards under the 2016 Plan will not be eligible to be returned as available shares under the 2016 Plan.

Description of Awards

The 2016 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, cash-based awards, or other stock-based awards (collectively “Awards”).

Stock Options.  Optionees receive the right to purchase a specified number of shares of our common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant.  The option price for each grant of an option under the 2016 Plan will be determined by the Compensation Committee in its sole discretion and shall be specified in the Award agreement; provided, however, the option price on the date of grant must be at least equal to 100% of the fair market value of the common stock on the date of grant; provided, further, however, that the option price must be at least equal to 110% of the fair market value of the common stock on the date of grant with respect to any incentive stock option issued to a participant who, on the date of such grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of our company or of any subsidiary corporation (a “10% Shareholder”).  The term of an option and the period or periods during which, and conditions pursuant to which, an option may vest and be exercised will be determined by the Compensation Committee, although the option term may not exceed 10 years (or five years with respect to incentive options granted to an employee who is a 10% Shareholder). Any option not exercised before expiration of the option period will terminate. Options generally are subject to certain restrictions on exercise if the participant terminates employment or service.  The 2016 Plan permits the Compensation Committee to determine the manner of payment of the exercise price of options, including through payment by cash or its equivalent, in connection with a “cashless exercise” through a broker, by surrender to us of shares of common stock, or by any other lawful means.

 Stock Appreciation Rights.  Stock Appreciation Rights (“SARs”) entitle recipients to profit from increases in the value of our common stock, without buying shares.  Like options, SARs benefit the holder when our common stock price increases.  The primary difference is that the recipient is not required to pay an exercise price, but instead just receives the amount of the increase in the form of cash or stock.  Upon the exercise of a SAR, the holder of a SAR is entitled to receive payment from our company in an amount determined by multiplying (i) the difference between the fair market value of a share of common stock on the date of exercise over the grant price per share of such SAR by (ii) the number of shares of common stock with respect to which the SAR is being exercised. The grant price may be no less than 100% of the fair market value per share of the common stock on the date the SAR is granted.  SARs vest and become exercisable according to the terms established by the Compensation Committee.  No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply with respect to a particular SAR. SARs generally are subject to certain restrictions on exercise if the participant terminates employment or service.

Restricted Stock and Restricted Stock Units.  Subject to the limitations of the 2016 Plan, the Compensation Committee may grant shares of restricted stock and/or restricted stock units to participants in such amounts as the Compensation Committee determines. Restricted stock units are similar to restricted stock except that no shares of common stock are actually awarded to the participant on the date of grant.  Restricted stock and restricted stock units will be subject to certain conditions which must be met in order for the restricted stock or restricted stock units to vest and/or be earned (in whole or in part) and no longer subject to forfeiture. Restricted stock awards may be payable in shares of common stock, and restricted stock units may be payable in cash or whole shares of common stock, or partly in cash and partly in whole shares of common stock, in accordance with the Compensation Committee’s discretion.  The Compensation Committee has authority to determine the restriction period for each grant of restricted stock and/or restricted stock units and will determine the conditions that must be met in order for such Award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) payment of a stipulated purchase price, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by us upon vesting of such restricted stock or restricted stock units.  Restricted stock and/or restricted stock units generally are subject to certain restrictions on vesting if the participant terminates employment or service.

Performance Shares and Performance Units.  Subject to the limitations of the 2016 Plan, the Compensation Committee may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee determines.  An award of a performance share is a grant of a right to receive shares of common stock or the cash value thereof, or a combination thereof (as determined in the Compensation Committee’s discretion), which is contingent upon the achievement of performance goals during a specified period and which has a value equal to the fair market value of a share of common stock on the grant date. An award of a performance unit is a grant of a right to receive shares of common stock, a designated dollar value amount of common stock, or a combination thereof (as determined in the Compensation Committee’s discretion) which is contingent upon the achievement of performance goals during a specified period, and which has an initial value established by the Compensation Committee at the time of grant.  The Compensation Committee will set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units and/or performance shares that will be paid out to a participant.  Performance units and/or performance shares generally are subject to certain restrictions on vesting if the participant terminates employment or service.

Cash-Based Awards and Other Stock-Based Awards.  Subject to the limitations of the 2016 Plan, the Compensation Committee may grant cash-based awards to participants in such amounts and upon such terms as the Compensation Committee may determine.  The Compensation Committee may also grant other types of equity-based or equity-related Awards not otherwise described by the terms of the 2016 Plan in such amounts and subject to such terms and conditions as the Compensation Committee may determine. Such Awards may involve the transfer of actual shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.  Each cash-based award will specify a payment amount or payment range as determined by the Compensation Committee.  Each other stock-based award will be expressed in terms of shares of common stock or units based on shares of common stock, as determined by the Compensation Committee.  If the Compensation Committee exercises its discretion to establish performance goals, the number and/or value of cash-based awards or other stock-based awards that will be paid out to a participant will depend on the extent to which the performance goals are met.  Cash-based awards or other stock-based awards may be payable in cash or shares of common stock, in accordance with the Compensation Committee’s discretion.  Cash-based awards or other stock-based awards generally are subject to certain restrictions on vesting if the participant terminates employment or service.

Dividend and Dividend Equivalents.  The Compensation Committee may grant dividends or dividend equivalents based on the dividends declared on shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Compensation Committee; provided, however, that dividends or dividend equivalents credited with respect to performance-based Awards will be subject to the same underlying performance-based vesting conditions as the Awards and will not be subject to discretion.  The dividends or dividend equivalents may be subject to any limitations and/or restrictions determined by the Compensation Committee.

Limitations on Awards

The maximum number of shares that may be issued pursuant to awards granted under the 2016 Plan may not exceed 750,000 shares. In addition, under the 2016 Plan, unless and until the Compensation Committee determines that an Award to a Covered Employee (as defined in section 162(m) of the IRC) shall not be designed to qualify as performance-based compensation under section 162(m) of the IRC, the following annual award limits shall apply to grants of such Awards under the 2016 Plan:

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Options: The maximum aggregate number of shares of common stock subject to options granted in any one year to any one participant will be 1,000,000 shares, as adjusted pursuant to the 2016 Plan;

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SARs: The maximum aggregate number of shares of common stock subject to SARs granted in any one year to any one participant will be 1,000,000 shares, as adjusted pursuant to the 2016 Plan;

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Restricted Stock or Restricted Stock Units: The maximum aggregate Awards of restricted stock or restricted stock units in any one year to any one participant will be 500,000 shares, as adjusted pursuant to the 2016 Plan;

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Performance Units or Performance Shares: The maximum aggregate Awards of performance units or performance shares that a participant may receive in any one year will be 500,000 shares, as adjusted pursuant to the 2016 Plan, or equal to the value of 500,000 shares, as adjusted pursuant to the 2016 Plan, determined as of the date of vesting or payout, as applicable;

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Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to cash-based awards to any one participant in any one year may not exceed the greater of the value of $4,000,000 or 1,000,000 shares, as adjusted pursuant to the 2016 Plan, determined as of the date of vesting or payout, as applicable; and

●
Other Stock-Based Awards: The maximum aggregate grants with respect to other stock-based awards in any one year to any one participant will be 1,000,000 shares, as adjusted pursuant to the 2016 Plan.

 Change in Control

Unless otherwise expressly provided in an Award agreement, with respect to each outstanding Award that is assumed or substituted in connection with a change in control (as defined in the 2016 Plan), in the event that (i) a change in control occurs and (ii) the participant’s employment or service is involuntarily terminated by us, our successor or affiliate thereof without cause (as defined in the 2016 Plan) on or after the effective time of the change in control but prior to 18 months following such change in control, then Awards will be treated as follows:

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Options and SARs: Any and all options and SARs granted under the 2016 Plan will become exercisable, and will remain exercisable in accordance with their terms;

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Restricted Stock, Restricted Stock Units or Other Stock-Based Awards: Any restriction periods and restrictions imposed on all outstanding Awards of restricted stock, restricted stock units or other stock-based awards will lapse and be settled as soon as reasonably practicable, but in no event later than 10 days following such termination of employment; and

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Performance Units, Performance Shares or other Performance-Based Awards: For each performance unit, performance share or other performance-based Awards, all performance goals or similar performance-based vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met as of the date of the participant’s termination of employment or service and the Award shall be settled as soon as reasonably practicable but in no event later than 10 days following termination of employment.

For purposes of the 2016 Plan, an Award will be considered assumed if, following the change in control, the Award confers the right to purchase or receive, for each share subject to the Award immediately prior to the change in control, the consideration received in the change in control by holders of common stock for each share held on the effective date of the transaction; provided, however, that if the consideration received in the change in control is not solely common stock of the successor corporation or its parent, the Compensation Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an option or SAR, for each share subject to the Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the change in control.

For purposes of the 2016 Plan, an Award will be considered assumed or substituted if, upon the occurrence of a change in control after which there will be a generally recognized U.S. public market for (i) our stock, (ii) common stock for which our stock is exchanged, or (iii) the common stock of a successor or acquirer entity (such publicly traded stock, “Public Shares”), the then outstanding Awards are assumed, exchanged or substituted for by a successor or acquirer entity such that following the change in control, the Awards relate to the Public Shares and, except as otherwise provided by the 2016 Plan, remain subject to the terms and conditions that were applicable to the Awards prior to the change in control.

Unless otherwise expressly provided in an Award agreement, with respect to each outstanding Award that is not assumed or substituted in connection with a change in control, then prior to the occurrence of the change in control Awards will be treated as follows:

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Options and SARs: Any and all options and SARs granted under the 2016 Plan will vest in full and become immediately exercisable in accordance with their terms and the Compensation Committee will notify the participant in writing that the options or SARs will be exercisable for a period of time determined by the Compensation Committee in its sole discretion and the option or SAR will terminate upon the expiration of the stated period; and

●
Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares or Other Stock-Based Awards: Any restriction periods and restrictions imposed on all outstanding Awards of restricted stock, restricted stock units, performance units, performance shares or other stock-based awards will lapse and be settled as soon as reasonably practicable, but in no event later than 10 days following the change in control.

Notwithstanding any other provisions of the 2016 Plan, in the event that each outstanding Award is not assumed or substituted in connection with a change in control and except as would otherwise result in adverse tax consequences under section 409A of the IRC, the Compensation Committee may, in its discretion, provide that each Award shall, immediately upon the occurrence of a change in control, be cancelled in exchange for a payment in cash or securities in an amount equal to (i) the excess if any of the consideration paid per share in the change in control over the exercise or purchase price per share subject to the Award multiplied by (ii) the number of shares granted under the Award.  Without limiting the generality of the foregoing, in the event that the consideration paid per share in the change in control is less than or equal to the exercise price or purchase price per share subject to the Award, the Compensation Committee may, in its discretion, cancel such Award without any consideration upon the occurrence of a change in control.

Transferability

Except as otherwise provided in the 2016 Plan, during a participant’s lifetime, his or her Awards will be exercisable only by such participant or such participant’s legal representative.  Awards will not be transferable other than by will or the laws of descent and distribution; no Awards will be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation of these restrictions will be null and void.   The Compensation Committee may establish procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable or shares deliverable in the event of, or following, such participant’s death, may be provided.

Eligibility of Recipients

Employees, directors and third party service providers of Tenax Therapeutics are eligible to be granted Awards under the 2016 Plan.  As of April 16, 2019, approximately 10 employees, including two executive officers, and five non-employee directors are eligible to receive Awards under the 2016 Plan.

On April 16, 2019, the last reported sale price of our common stock on the Nasdaq Capital Market was $1.69.

Federal Income Tax Consequences

The following generally describes the principal federal (but not state and local) income tax consequences of awards granted under the 2016 Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular participant or to our company. The provisions of the IRC and related regulations are complicated and their impact in any one case may depend upon the particular circumstances.

Incentive Stock Options.  A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by us or a 50% or more owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonqualified Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an incentive stock option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the stock for more than one year and otherwise will be short-term. If a participant sells the stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Nonqualified Stock Options (Nonstatutory Stock Options).  A participant will not have income upon the grant of a nonqualified stock option. A participant will have compensation income upon the exercise of a nonqualified stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Stock Appreciate Rights.  A participant will not have income upon the grant of a SAR.  However, a participant will have compensation taxed at ordinary income tax rates when a SAR is exercised, to the extent of the difference between the grant price and the value of the stock on the date of exercise.

Restricted Stock.  A participant will not have income upon the grant of restricted stock unless an election under section 83(b) of the IRC is made within 30 days of the date of grant. If a timely 83(b) election is made, then a participant will have compensation income on each share equal to the value of the stock at date of grant less the purchase price paid, if any. When the stock is sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the date of grant. If the participant does not make an 83(b) election, then when the stock vests the participant will have compensation taxed at ordinary income tax rates on the value of the stock on the vesting date less the purchase price, if any. When the stock is later sold, the participant will also incur capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Restricted Stock Units, Performance Share Awards, Performance Unit Awards, Dividends and Dividend Equivalents.  The federal income tax consequences of the award of restricted stock units, performance share awards, performance unit awards or dividend equivalents will depend on the conditions of the particular award. Generally, the grant of one of these Awards does not result in taxable income to the participant. However, the participant will recognize ordinary compensation income (taxable at ordinary income tax rates) at settlement of the Award in an amount equal to any cash and/or the fair market value of any common stock received (determined as of the date that the award is not subject to a substantial risk of forfeiture or freely transferable).

Cash-Based Awards and Other Stock-Based Awards.  A participant will not have income upon the grant of a cash-based award or other stock-based award.  However, a participant will have ordinary compensation income (taxed at ordinary income tax rates) for cash payments and/or the fair market value of any shares or other property received in connection with cash-based awards or other stock-based awards in the year such payments or shares are received or made available to the participant without substantial limitations or restrictions.  When any shares received in connection with cash-based awards or other stock-based awards is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.

Tax Consequences to Tenax Therapeutics.  There will be no tax consequences to Tenax Therapeutics except that we will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of section 162(m) of the IRC.

Section 409A of the IRC

Section 409A of the IRC imposes certain requirements on nonqualified deferred compensation.  Certain awards provided under the 2016 Plan could be viewed as deferring income for participants and may, therefore, be subject to section 409A of the IRC.  While it is our intent to have the 2016 Plan and all awards under the 2016 Plan be exempt from or comply with the requirements of section 409A of the IRC, including related regulations and guidance, there can be no assurance that awards made under the 2016 Plan will satisfy those requirements.  In the event an award is subject to section 409A of the IRC but does not satisfy the requirements of section 409A of the IRC, the participant may be subject to immediate income tax inclusion of the deferred amounts, an additional 20% excise tax on amounts includible in income, and interest and penalty charges on such amounts from the date the amounts became vested.  We undertake no responsibility to take, or to refrain from taking, any actions in order to achieve a certain

Plan Awards

The following table sets forth with respect to each individual and group listed below (i) the number of shares of common stock issued or issuable pursuant to stock options granted under the 2016 Plan and (ii) the number of shares underlying restricted stock awards granted under the 2016 Plan, in each case since the 2016 Plan’s effectiveness on June 16, 2016 through April 16, 2019. Any future awards to eligible participants under the 2016 Plan are subject to the discretion of the Compensation Committee or Board and therefore are not determinable at this time. The table does not include grants made under any other compensation plan.

CUMULATIVE GRANTS SINCE PLAN INCEPTION IN 2016

	Number of Shares Underlying Options Granted	Number of Shares Underlying Restricted Stock Awards Granted
Anthony DiTonno	50,000	--
Michael B. Jebsen, CPA	--	--
Ronald R. Blanck, DO	--	--
James Mitchum	--	--
Gregory Pepin	--	--
Gerald T. Proehl	--	--
Chris A. Rallis	--	--
All current executive officers as a group	50,000	--
All current directors who are not executive officers as a group	--	--
All associates of directors, executive officers or nominees	50,000	--
All other persons who received or are to receive 5% of plan awards	--	--
All employees, including all current officers who are not executive officers, as a group	--	--

Equity Compensation Plan Information

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2018.

	(a)	(b)	(c)
	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuances under equity compensation plans (excluding securities reflected in column (a))
Plan category
Equity compensation plans approved by security holders	191,735	$93.72	100,000(1)
Equity compensation plans not approved by security holders	—	—	—
Total	191,735	$93.72	100,000

(1)	Represents the number of shares available for future issuance under the 2016 Plan. All of these shares are available for issuance as restricted stock or other stock-based awards under the 2016 Plan.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

The Audit and Compliance Committee has selected Cherry Bekaert LLP as our independent registered public accounting firm for the year ending December 31, 2019. Cherry Bekaert LLP served as our independent registered public accounting firm for the year ending December 31, 2018. Representatives of Cherry Bekaert LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions from our stockholders.

Cherry Bekaert LLP has served as our independent auditor since January 2009. In determining whether to reappoint Cherry Bekaert LLP, our Audit and Compliance Committee reviewed the quality of the committee’s discussions with the lead audit partner, the performance of the audit team assigned to our account, Cherry Bekaert LLP’s technical expertise and industry knowledge, Cherry Bekaert LLP’s tenure as our independent auditor and the potential impact of changing auditors. Our Audit and Compliance Committee believes that these factors, in particular Cherry Bekaert LLP’s long-term knowledge of the Company, enable it to perform its audits with effectiveness and efficiency.

Our organizational documents do not require that the stockholders ratify the selection of Cherry Bekaert LLP as our independent registered public accounting firm. We request such ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Audit and Compliance Committee will reconsider whether to retain Cherry Bekaert LLP, but still may retain them. Even if the selection is ratified, the Audit and Compliance Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of us and our stockholders.

The aggregate fees billed for professional services by professional accounting firms in the years ending December 31, 2018 and 2017 were as follows:

	2018	2017
Audit fees(1)	$174,649	$133,000
Audit-Related Fees(2)	—	—
Tax fees(3)	13,300	15,350
All Other Fees(4)	—	—
Total fees	$187,949	$148,350

(1)
This category includes fees billed for the fiscal years shown for professional services for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the independent auditor in connection with statutory and regulatory filings or engagements for the relevant fiscal years.

(2)
This category includes fees billed in the fiscal years shown for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the category “Audit Fees.” There were no audit-related fees billed to us in 2018 and 2017.

(3)	This category includes fees billed in the fiscal years shown for professional services for tax compliance, tax advice, and tax planning.
(4)
This category includes fees billed in the fiscal years shown for products and services provided by the principal accountant that are not reported in any other category. There were no other fees billed to us in 2018 and 2017.

It is our Audit and Compliance Committee’s policy and procedure to approve in advance all audit engagement fees and terms and all permitted non-audit services provided by our independent registered public accounting firm. We believe that all audit engagement fees and terms and permitted non-audit services provided by our independent registered public accounting firm as described in the above table were approved in advance by our Audit and Compliance Committee.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 4: ADVISORY (NONBINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION

Our executive compensation program is designed to attract and retain the executive talent essential to the achievement of our strategic and operational goals and to create and maintain stockholder value. We believe that our compensation policies and procedures reward our named executive officers for both their performance and our company’s performance, and we believe such compensation policies and procedures create interests for our named executive officers that are strongly aligned with the short- and long-term interests of our stockholders.

As required by Section 14A of the Exchange Act, we are providing our stockholders with an advisory (nonbinding) vote to approve the compensation of our executive officers. This proposal, commonly known as a “Say-on-Pay” proposal, is designed to give you as a stockholder the opportunity to endorse or not endorse our executive compensation program through the following resolution:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related narrative disclosure.”

When you cast your vote, we urge you to consider the description of our executive compensation program contained in this proxy statement, including in the compensation tables and narrative disclosure, as well as the following factors:

●
Compensation decisions for our named executive officers are made by a committee of independent directors.

●
A substantial portion of our named executive officers’ compensation is in the form of equity, which aligns our named executive officers’ interests with those of our stockholders and incentivizes our named executive officers to create stockholder value.

●
The Compensation Committee attempts to set challenging pre-established operational goals related to our names executive officers’ cash bonuses, as demonstrated by the fact that neither of our named executive officers achieved 100% of their operational goals.

Because your vote is advisory, it will not be binding upon the Board, it will not overrule any decision by the Board, and it will not create or imply any additional fiduciary duties on the Board or any of its members. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ADVISORY (NONBINDING) APPROVAL OF NAMED EXECUTIVE OFFICER COMPENSATION.

PROPOSAL 5: ADVISORY (NONBINDING) VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

As discussed in Proposal 4 above, we are providing our stockholders an advisory (nonbinding) vote on the compensation of our named executive officers. The advisory vote described in Proposal 4 above is referred to as a “Say-on-Pay” vote. In this Proposal 5, we are asking our stockholders to determine, on an advisory (nonbinding) basis, whether the preferred frequency of a Say-on-Pay advisory vote should be every year, every two years, or every three years. Section 14A of the Exchange Act requires that we submit this proposal on the frequency of the Say-on-Pay vote to our stockholders at least once every six years.

At the 2013 Annual Meeting of Stockholders, a majority of stockholders voted, in an advisory (nonbinding) vote, that future Say-on-Pay votes should be held every two years. The Board of Directors had recommended a vote for annual frequency of Say-on-Pay votes. In light of the shareholder vote and other factors it considered, the Board of Directors determined that the Company would hold future say-on-pay votes every two years until the next advisory vote on the frequency of Say-on-Pay votes.

You may cast your advisory vote on whether the Say-on-Pay vote will occur every one, two, or three years, or you may abstain from voting on the matter. Because your vote is advisory, it will not be binding upon the Board, it will not overrule any decision by the Board, and it will not create or imply any additional fiduciary duties on the Board or any of its members. However, the Board will take into account the outcome of the vote when making future decisions regarding the frequency of future Say-on-Pay votes. In this Proposal 5, you are not voting “for” or “against” any proposal or recommendation by the Board but, rather, you are voting for the option (every one, two, or three years) you believe is the most appropriate.

The Board recommends that stockholders vote in favor of holding our Say-on-Pay advisory vote to approve executive compensation every two years. In making this recommendation, our Board considered the relevant merits of each of the three frequency alternatives. The Board believes that holding the Say-on-Pay advisory vote every two years, in line with our stockholders’ prior preference, will allow our stockholders to provide appropriate input on our executive compensation policies and procedures as disclosed in our proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “TWO YEARS” (AS OPPOSED TO ONE YEAR OR THREE YEARS) FOR THE FREQUENCY OF FUTURE STOCKHOLDER VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION.

OTHER MATTERS

Other Business

As of the date of this Proxy Statement, the Board knows of no other matters that may come before the Annual Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Annual Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Stockholder Proposals

Under certain conditions, stockholders may request us to include a proposal for action at a forthcoming meeting of our stockholders in the proxy materials for such meeting. All stockholder proposals intended to be presented at our 2020 Annual Meeting of Stockholders must be received by us no later than December 21, 2019 for inclusion in the proxy statement and proxy card relating to such meeting. However, if the date of the 2020 Annual Meeting is changed by more than 30 days from the date of the first anniversary of the 2019 Annual Meeting, then the deadline is a reasonable time before we begin to print and mail our proxy statement for the 2020 Annual Meeting.

In addition, our bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other matters that stockholders wish to present for action at an annual meeting of stockholders, other than matters included in our proxy statement. The required notice must be in writing, include the information set forth in the bylaws and be received by our corporate secretary at our principal offices not less than 120 days nor more than 150 days prior to the one-year anniversary of the preceding year’s annual meeting, provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after the one-year anniversary of the preceding year’s annual meeting, a stockholder’s notice must be received not later than the 90th day prior to such annual meeting, or if later, the 10th day following the day on which public disclosure of the date of the annual meeting was first made. The date of our 2020 Annual Meeting of Stockholders has not yet been established, but assuming it is held on June 16, 2020, in order to comply with the time periods set forth in our bylaws, appropriate notice for the 2020 Annual Meeting would need to be provided to our corporate secretary no earlier than January 18, 2020, and no later than February 17, 2020.

Costs of Soliciting Proxies

We will bear the cost of this solicitation, including the preparation, printing, and mailing of the proxy statement, proxy card, and any additional soliciting materials sent by us to stockholders. Our directors, officers, and employees may solicit proxies personally or by telephone without additional compensation. We will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

Availability of Report on Form 10-K

Copies of our Annual Report on Form 10-K for the year ended December 31, 2018, including financial statements and schedules, are available on our website at http://www.tenaxthera.com and will be provided upon written request, without charge, to any person whose proxy is being solicited. Written requests should be made to Tenax Therapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Stockholders Sharing the Same Last Name and Address

Only one annual report or proxy statement, as applicable, may be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will deliver promptly upon written or oral request a separate copy of the annual report or proxy statement, as applicable, to a stockholder at a shared address to which a single copy was delivered. Requests for additional copies should be directed to Investor Relations by e-mail addressed to n.hecox@tenaxthera.com, by mail addressed to Tenax Therapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or by telephone at (919) 855-2100. Stockholders sharing an address and currently receiving a single copy may contact Investor Relations as described above to request that multiple copies be delivered in future years. Stockholders sharing an address and currently receiving multiple copies may request delivery of a single copy in future years by contacting Investor Relations as described above.

REQUESTS FOR DIRECTIONS TO OUR COMPANY’S ANNUAL MEETING

The 2019 Annual Meeting of Stockholders will be held on June 13, 2019 at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560 at 9:00 a.m., Eastern Daylight Time. Requests for directions to the meeting location may be directed to Tenax Therapeutics, Inc., Attn: Investor Relations, ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560.

Appendix A

Tenax Therapeutics, Inc.
2016 Stock Incentive Plan

(As adopted on April 21, 2016 and approved by stockholders on June 16, 2016)

Article 1.                        Establishment, Purpose, and Duration

1.1           Establishment. Tenax Therapeutics, Inc. (the “Company”) hereby establishes an incentive compensation plan to be known as the Tenax Therapeutics, Inc. 2016 Stock Incentive Plan (the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, and Other Stock-Based Awards. The Plan shall become effective on the date that it is approved by the Company’s shareholders (the “Effective Date”) and remain in effect as provided in Section 1.3 hereof.

1.2           Purpose of the Plan. The purpose of the Plan is to advance the interests of the Company and its shareholders through Awards that give Employees, Directors and Third Party Service Providers a personal stake in the Company’s growth, development and financial success. Awards under the Plan will motivate Employees, Directors and Third Party Service Providers to devote their best efforts to the business of the Company. They will also help the Company attract and retain the services of Employees, Directors and Third Party Service Providers who are in a position to make significant contributions to the Company’s future success and align them with shareholder interests.

1.3           Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Effective Date. After the Plan’s termination, no new Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions, including the terms and conditions of the Plan. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten (10) years after the earlier of: (a) the date the Plan is adopted by the Board, or (b) the Effective Date.

Article 2.                        Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

2.1 “Affiliate” shall mean any corporation or other entity (including, but not limited to, a partnership or a limited liability company) that is affiliated with the Company through stock or equity ownership or otherwise, and is designated as an Affiliate for purposes of this Plan by the Committee.

2.2 “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards, or Other Stock-Based Awards, in each case subject to the terms of this Plan.

2.4 “Award Agreement” means either: (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, Internet, or other nonpaper Award Agreements, and the use of electronic, Internet, or other nonpaper means for the acceptance thereof and actions thereunder by a Participant.

2.5 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such terms in Rule 13d-3 promulgated under the Exchange Act.

2.6 “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7 “Cash-Based Award” means an Award, denominated in cash, granted to a Participant as described in Article 10.

2.8 “Cause” shall have the meaning ascribed thereto in any employment agreement between the Company or any of its subsidiaries and the Participant, or, if there is no employment agreement or if any such employment agreement does not contain a definition of “cause”, then Cause shall mean a finding by the Committee that the Participant has (i) been charged with a felony or a crime involving moral turpitude, (ii) committed an act of fraud or embezzlement against the Company or its subsidiaries, (iii) materially violated any policy of the Company or its subsidiaries, (iv) failed, refused or neglected to substantially perform their duties (other than by reason of a physical or mental impairment) or to implement the directives of the Company, or (v) willfully engaged in conduct that is materially injurious to the Company, monetarily or otherwise.

2.9 “Change in Control” for purposes of this Plan means the happening of any of the following:

(i)
When any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than the Company, a Subsidiary or a Company benefit plan, including any trustee of such plan acting as a trustee) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors;

(ii)
A merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company’s assets; or

(iii)
A change in the composition of the Board of Directors of the Company occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” for such purposes shall mean non-executive Directors who either (A) are Directors of the Company as of the date the Plan is approved by shareholders, or (B) are elected, or nominated for election to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company).

Notwithstanding the foregoing, an Award that is subject to Code Section 409A will not be paid or settled upon a Change in Control unless the Change in Control constitutes a “change in control event” under Code Section 409A and Treasury Regulation Section 1.409A-3(i)(5).

2.10 “Change in Control Price” means the price per Share paid in conjunction with any transaction resulting in a Change in Control (as determined in good faith by the Committee if any part of the offered price is payable other than in cash) or, in the case of a Change in Control occurring solely by reason of events not related to a transfer of Shares, the highest Fair Market Value of a Share on any of the thirty (30) consecutive trading days ending on the last trading day before the Change in Control occurs.

2.11 “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of this Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provision.

2.12 “Committee” means the Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer this Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board. If the Committee does not exist or cannot function for any reason, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee in which case references to the “Committee” shall be deemed references to the Board.

2.13 “Company” means Tenax Therapeutics, Inc., a Delaware corporation, and any successor thereto as provided in Article 19 herein.

2.14 “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of: (a) ninety (90) days after the beginning of the Performance Period, or (b) twenty-five percent (25%) of the Performance Period having elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.15 “Director” means any individual who is a member of the Board of Directors of the Company.

2.16 “Effective Date” has the meaning set forth in Section 1.1.

2.17 “Employee” means any individual who is providing, or has agreed to provide, services to the Company, an Affiliate or a Subsidiary, as an employee. An Employee shall not include any individual during any period he or she is classified or treated by the Company, Affiliate or Subsidiary as an independent contractor, a consultant, or any employee of an employment, consulting, or temporary agency or any other entity other than the Company, Affiliate or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified as a common-law employee of the Company, Affiliate or Subsidiary during such period.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.19 “Fair Market Value” or “FMV” means the closing price of a Share reported on an established stock exchange on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made in good faith by the Committee, taking into account such factors as the Committee deems appropriate.

2.20 “Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.21 “Grant Price” means the price established at the time of grant of an SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.22 “Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422 or any successor provision.

2.23 “Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board or Committee in accordance with Section 16 of the Exchange Act.

2.24 “Nonemployee Director” means a Director who is not an Employee.

2.25 “Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with this Plan.

2.26 “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.27 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.28 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.29 “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of this Plan, granted pursuant to Article 10.

2.30 “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.31 “Performance-Based Compensation” means compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in this Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

2.32 “Performance Measures” means measures as described in Article 12 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.33 “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.34 “Performance Share” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria or Performance Measure(s), as applicable, have been achieved.

2.35 “Performance Unit” means an Award under Article 9 herein and subject to the terms of this Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria or Performance Measure(s), as applicable, have been achieved.

2.36 “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.37 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.38 “Plan” means this Tenax Therapeutics, Inc. 2016 Stock Incentive Plan.

2.39 “Plan Year” means the calendar year.

2.40 “Restricted Stock” means an Award of Shares granted to a Participant pursuant to Article 8.

2.41 “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

2.42 “Share” means a share of common stock of the Company, par value $0.0001 per share.

2.43 “Stock Appreciation Right” or “SAR” means an Award, designated as an SAR, pursuant to the terms of Article 7 herein.

2.44 “Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.45  “Termination” or “Terminate” means: (a) if a Participant is an Employee, cessation of the employee-employer relationship between a Participant and the Company and all Affiliates and Subsidiaries for any reason; (b) if a Participant is a Nonemployee Director, termination of the Nonemployee Director’s service on the Board for any reason; and (c) if a Participant is a Third Party Service Provider, termination of the Third Party Service Provider’s service relationship with the Company and all Affiliates and Subsidiaries for any reason. Notwithstanding the foregoing, with respect to any Award subject to Code Section 409A, any such cessation or termination also must constitute a “separation from service” as defined under Treasury Regulation Section 1.409A-1(h).

2.46 “Third Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company, a Subsidiary, or an Affiliate that (a) are not in connection with the offer or sale of the Company’s securities in a capital market raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

Article 3.                        Administration

3.1           General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may employ attorneys, consultants, accountants, agents, and other advisors, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such advisors. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2           Authority of the Committee. Subject to any express provisions set forth in the Plan, the Committee shall have full and exclusive discretionary power to (i) designate Employees, Directors and Third Party Service Providers to be recipients of Awards; (ii) determine the type and size of Awards; (iii) determine the terms and conditions of Awards; (iv) certify satisfaction of performance goals for purposes of satisfying the requirements of Code Section 162(m), if applicable; (v) construe and interpret the terms and the intent of the Plan and any Award Agreement or other instrument entered into under the Plan; (vi) establish, amend, or waive rules and regulations for the Plan’s administration; (vii) subject to the provisions of Section 4.4., authorize conversion or substitution under the Plan of any or all outstanding option or other awards held by service providers of an entity acquired by the Company on terms determined by the Committee (without regard to limitations set forth in Section 6.3 and 7.5); (viii) subject to the provisions of Articles 15 and 17, amend the terms and conditions of any outstanding Award; (ix) grant Awards as an alternative to, or as the form of payment for, grants or rights earned or due under compensation plans or similar arrangements of the Company; and (x) make any other determination and take any other action that it deems necessary or desirable for the administration of the Plan.

3.3           Delegation. To the extent permitted by law and any applicable rules of a stock exchange, the Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees and Third Party Service Providers to be recipients of Awards; and (b) determine the type and size of any such Awards; provided, however: (i) the authority to make Awards to any Nonemployee Director or to any Employee who is considered an Insider may not be delegated; (ii) the resolution providing such authorization shall set forth the total number of Shares and Awards such officer(s) may grant to any one Participant and in the aggregate; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4.                        Shares Subject to This Plan and Maximum Awards

4.1           Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares currently available for issuance under this Plan (the “Share Authorization”) shall be three million (3,000,000) Shares. All such Shares shall be available for issuance in the form of any of the Awards authorized under the Plan, including, but not limited to, Full Value Awards or ISOs, as determined by the Committee in its discretion. An individual Nonemployee Director shall not be granted Awards in any Plan Year that would result in the Company recognizing an aggregate compensation expense for such Awards in excess of five hundred thousand dollars ($500,000).

4.2           Share Usage. Shares covered by an Award shall be reserved for that award while the reward remains outstanding but shall only be counted as used to the extent they are actually issued; provided, however, that the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Shares shall be counted against the number of Shares available for award under the Plan, regardless of the number of Shares actually issued upon settlement of such Stock Appreciation Rights. Further, any Shares withheld to satisfy tax withholding obligations on Awards issued under the Plan and Shares tendered to pay the exercise price of Awards under the Plan will not be eligible to be returned as available Shares under the Plan. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan.

4.3           Annual Award Limits. Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under this Plan:

(a) Options: The maximum aggregate number of Shares subject to Options granted in any one Plan Year to any one Participant shall be one million (1,000,000), as adjusted pursuant to Sections 4.4 and/or 17.2.

(b) SARs: The maximum aggregate number of Shares subject to Stock Appreciation Rights granted in any one Plan Year to any one Participant shall be one million (1,000,000), as adjusted pursuant to Sections 4.4 and/or 17.2.

(c) Restricted Stock or Restricted Stock Units: The maximum aggregate Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be five hundred thousand (500,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2.

(d) Performance Units or Performance Shares: The maximum aggregate Awards of Performance Units or Performance Shares that a Participant may receive in any one Plan Year shall be five hundred thousand (500,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2, or equal to the value of five hundred thousand (500,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2, determined as of the date of vesting or payout, as applicable.

(e) Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one Participant in any one Plan Year may not exceed the greater of the value of four million dollars ($4,000,000) or one million (1,000,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2, determined as of the date of vesting or payout, as applicable.

(f) Other Stock-Based Awards: The maximum aggregate grants with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one Plan Year to any one Participant shall be one million (1,000,000) Shares, as adjusted pursuant to Sections 4.4 and/or 17.2.

4.4           Adjustments in Authorized Shares. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, incorporation, spin-off, combination, repurchase, exchange of Shares or other securities, dividend or distribution of Shares or other special and nonrecurring dividend or distribution (other than cash dividends or distributions), liquidation, dissolution, sale or purchase of assets or other similar transactions or events, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Grantees under the Plan, then the Committee shall equitably adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of Awards under this Plan or under particular forms of Awards, (ii) the number and kind of securities subject to outstanding Awards, (iii) the Option Price or Grant Price applicable to outstanding Awards, (iv) the Annual Award Limits or (v) other value determinations applicable to outstanding Awards.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, outstanding Awards (including, without limitation, acceleration of the expiration date of such Awards, cancellation of such Awards in exchange for the intrinsic (i.e., in-the-money) value, if any, of the vested portion thereof, substitution of outstanding Awards using securities or other obligations of a successor or other entity, modifications of performance goals, changes in the length of Performance Periods, or payment of a bonus or dividend equivalent) in recognition of unusual or nonrecurring events (including, without limitation, a Change in Control of the Company, an event described in the preceding sentence, or a cash dividend or distribution) affecting the Company or any subsidiary of the Company or the financial statements of the Company or any subsidiary of the Company, or in response to changes in applicable laws, regulations, or accounting principles.

Notwithstanding anything to the contrary in this Section 4.4, an adjustment to an Option or SAR shall be made only to the extent such adjustment complies with the requirements of Code Section 409A.

Subject to the provisions of Article 17 and notwithstanding anything else herein to the contrary, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate (including, but not limited to, a conversion of equity awards into Awards under this Plan in a manner consistent with applicable accounting standards, subject to compliance with the rules under Code Sections, 422 and 424, as and where applicable.

Article 5.                        Eligibility and Participation

5.1           Eligibility. Individuals eligible to participate in this Plan include all Employees, Directors and Third Party Service Providers. An Employee on “leave of absence” (as such term is defined in the Company’s employee handbook, or, if no such definition exists, as otherwise defined by the Committee in its direction) may be considered as still in the employ of the Company, an Affiliate or Subsidiary for purposes of eligibility for participation in the Plan, as well as continued vesting of Awards under the Plan, if so determined by the Committee in its discretion.

5.2             Actual Participation. Subject to the provisions of this Plan, the Committee may, from time to time in its sole discretion, select from the individuals eligible to participate, those to whom Awards shall be granted.

Article 6.                        Stock Options

6.1           Grant of Options. Subject to the terms and provisions of this Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion, provided that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Code Sections 422 and 424). An Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted Options to the extent the Affiliate and/or Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

6.2           Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of this Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.

6.3           Option Price. The Option Price for each grant of an Option under this Plan shall be determined by the Committee in its sole discretion and shall be specified in the Award Agreement; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant; provided, further, however, that the Option Price must be at least equal to one hundred and ten percent (110%) of the FMV of a Share on the date of grant with respect to any ISO issued to a Participant who, on the date of grant, owns (as defined in Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its subsidiary corporation (as defined in Code Section 424(f)) (a “10% Shareholder”).

6.4           Term of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant; provided, further, however, that no ISO granted to a 10% Shareholder shall be exercisable later than the day before the fifth (5th) anniversary of its date of grant.”)

6.5           Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant. Notwithstanding anything in this Plan to the contrary, to the extent that the aggregate FMV of the Shares (determined as of the date of grant of the applicable ISO) with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its subsidiary corporations (as defined in Code Section 424(f)) exceeds $100,000, such Options shall be treated as NQSOs.

Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares, or by complying with any alternative exercise procedures the Committee may authorize.

6.6           Payment. A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price (provided that the Committee may in its discretion require the Shares that are tendered have been held by the Participant for at certain period of time prior to their tender to satisfy the Option Price if acquired under this Plan or any other compensation plan maintained by the Company or purchased on the open market); (c) by a cashless (broker-assisted) exercise; (d) by a combination of (a), (b), and/or (c); or (e) any other method approved or accepted by the Committee in its sole discretion.

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7           Restrictions on Shares. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it deems advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws as may be applicable to such Shares.

6.8           Termination of Employment/Service. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for Termination.

6.9           Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

Article 7.                        Stock Appreciation Rights

7.1           Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. However, an Employee who is employed by an Affiliate and/or Subsidiary and is subject to Code Section 409A may only be granted SARs to the extent the Affiliate and/or the Subsidiary is part of the Company’s consolidated group for United States federal tax purposes.

Subject to the terms and conditions of this Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of this Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a SAR shall be determined by the Committee and shall be specified in the Award Agreement; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares as determined on the date of grant.

7.2           SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3           Term of SAR. The term of an SAR granted under this Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant.

7.4           Exercise of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5           Settlement of SAR. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.6           Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to this Plan, and may reflect distinctions based on the reasons for Termination.

7.7           Other Restrictions. The Committee may impose such restrictions on Shares received upon exercise of a SAR granted pursuant to this Plan as it deems advisable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of an SAR for a specified period of time.

Article 8.                        Restricted Stock and Restricted Stock Units

8.1           Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2           Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3           Other Restrictions. The Committee may impose such conditions and/or restrictions on Shares of Restricted Stock granted pursuant to this Plan and Shares received upon settlement of a Restricted Stock Unit as it deems advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion, shall determine.

8.4           Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

“The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Tenax Therapeutics, Inc. 2016 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Tenax Therapeutics, Inc., One Copley Parkway, Suite 490, Morrisville, North Carolina 27560.”

8.5           Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.6           Termination of Employment/Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to this Plan, and may reflect distinctions based on the reasons for Termination.

8.7           Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Code Section 83(b). If a Participant makes an election pursuant to Code Section 83(b) concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9.                        Performance Units / Performance Shares

9.1           Grant of Performance Units / Performance Shares. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2           Value of Performance Units / Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3           Earning of Performance Units / Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4           Form and Timing of Payment of Performance Units / Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of this Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5           Termination of Employment / Service. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to this Plan, and may reflect distinctions based on the reasons for Termination.

Article 10.                        Cash-Based Awards and Other Stock-Based Awards

10.1           Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2           Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares, and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3           Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4           Payment of Cash-Based Awards and Other Stock-Based Awards; Restrictions on Shares. Payment, if any, with respect to a Cash-Based Award or any Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines. Any Shares issued pursuant to this Article 10 shall be subject to the restrictions set forth in the Award Agreement.

10.5           Termination of Employment / Service. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following the Participant’s Termination. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for Termination.

Article 11.                        Transferability and Forfeiture of Awards

11.1           Transfer Restrictions. Except as provided in Section 11.2 below, during a Participant’s lifetime, his or her Awards shall be exercisable only by the Participant or the Participant’s legal representative. Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void. The Committee may establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable or Shares deliverable in the event of, or following, the Participant’s death, may be provided.

11.2           Committee Action. The Committee may, in its discretion, determine that notwithstanding Section 11.1, any or all Awards (other than ISOs) shall be transferable to and exercisable by such transferees, and subject to such terms and conditions, as the Committee may deem appropriate; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

11.3           Forfeiture of Awards. Notwithstanding anything else to the contrary contained herein, the Committee in granting any Award shall have the full power and authority to determine whether, to what extent and under what circumstances such Award shall be forfeited, cancelled or suspended. Unless an Award Agreement includes provisions expressly superseding the provisions of this Section 11.3, the provisions of this Section 11.3 shall apply to all Awards. Any such forfeiture shall be effected by the Company in such manner and to such degree as the Committee, in its sole discretion, determines, and will in all events (including as to the provisions of this Section 11.3) be subject to applicable laws.

In order to effect a forfeiture under this Section 11.3, the Committee may require that the Participant sell Shares received upon exercise or settlement of an Award to the Company or to such other person as the Company may designate at such price and on such other terms and conditions as the Committee in its sole discretion may require. Further, as a condition of each Award, the Company shall have, and each Participant shall be deemed to have given the Company, a proxy on each Participant’s behalf, and each Participant shall be required and be deemed to have agreed to execute any other documents necessary or appropriate to carry out this Section 11.3.

Unless otherwise specified by the Committee, in addition to any vesting or other forfeiture or repurchase conditions that may apply to an Award and Shares issued pursuant to an Award, each Award granted under the Plan will be subject to the following forfeiture conditions:

(a) Breach of a Restrictive Covenant. All outstanding Awards and Shares issued pursuant to an Award held by an Participant will be forfeited in their entirety (including as to any portion of an Award or Shares subject thereto that are vested or as to which any repurchase or resale rights or forfeiture restrictions in favor of the Company or its designee with respect to such Shares have previously lapsed) if the Participant breaches any noncompetition, confidentiality or other restrictive covenant that may apply to the Participant, as determined by the Committee in its sole discretion; provided, that if a Participant has sold Shares issued upon exercise or settlement of an Award within six (6) months prior to the date on which the Participant would otherwise have been required to forfeit such Shares or the Option under this subsection (a) as a result of the Participant’s breach, then the Company will be entitled to recover any and all profits realized by the Participant in connection with such sale.

(b) Termination for Cause. All outstanding Awards and Shares issued pursuant to an Award held by a Participant will be forfeited in their entirety (including as to any portion of an Award or Shares subject thereto that are vested or as to which any repurchase or resale rights or forfeiture restrictions in favor of the Company or its designee have previously lapsed) if the Participant’s employment or service is terminated by the Company for Cause; provided, however, that if a Participant has sold Shares issued upon exercise or settlement of an Award within six (6) months prior to the date on which the Participant would otherwise have been required to forfeit such Shares under this subsection (b) as a result of termination of the Participant’s employment or service for Cause, then the Company will be entitled to recover any and all profits realized by the Participant in connection with such sale; and provided further, that in the event the Committee determines that it is necessary to establish whether grounds exist for termination for Cause, the Award will be suspended during any period required to conduct such determination, meaning that the vesting, exercisability and/or lapse of restrictions otherwise applicable to the Award will be tolled and if grounds for such termination are determined to exist, the forfeiture specified by this subsection (b) will apply as of the date of suspension, and if no such grounds are determined to exist, the Award will be reinstated on its original terms.

 Article 12.                        Performance Measures

12.1           Performance Measures. The performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)
Net earnings or net income (before or after taxes);
(b)
Earnings per share;
(c)
Net new business;
(d)
Net sales or revenue growth;
(e)
Net operating profit (including, but not limited to, operating income and operating surplus);
(f)
Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);
(g)
Cash flow (including, but not limited to, operating cash flow, free cash flow, cash generation, cash flow return on equity, and cash flow return on investment);
(h)
Earnings before or after taxes, interest, depreciation, and/or amortization;
(i)
Gross, contribution, or operating margins;
(j)
Share price (including, but not limited to, growth measures and total shareholder return);
(k)
Expense targets;
(l)
Operating efficiency (including, but not limited to, productivity measurements);
(m)
Market share;
(n)
Working capital targets and change in working capital;
(o)
Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and
(p)
Segment income from operations and income from operations.
(q)
Commercial milestones
(r)
Clinical development milestones
(s)
Regulatory development milestones

Any Performance Measure(s) may be used to measure the performance of the Company, Subsidiary, and/or Affiliate as a whole or any business unit of the Company, Subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 12.

12.2           Evaluation of Performance. The Committee may provide in any such Award that any evaluation of achievement of Performance Measures may include or exclude any of the following events that occur during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year, (f) acquisitions or divestitures, and (g) foreign exchange gains and losses; and (h) changes in material liability estimates. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

12.3           Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis, or any combination, based on market, performance or service conditions, as the Committee determines.

12.4           Committee Discretion. In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 12.1.

Article 13.                        Nonemployee Director Awards

The Board shall set the amount(s) and type(s) of equity awards that shall be granted to all Nonemployee Directors on a periodic, nondiscriminatory basis pursuant to the Plan, as well as any additional amount(s), if any, to be awarded, also on a periodic, nondiscriminatory basis. Subject to the foregoing, the Board shall grant such Awards to Nonemployee Directors, as it shall from time to time determine.

Article 14.                        Dividends and Dividend Equivalents

Any Participant selected by the Committee may be granted dividends or dividend equivalents based on the dividends declared on Shares that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests, or expires, as determined by the Committee; provided, however, that dividends or dividend equivalents credited with respect to performance-based Awards will be subject to the same underlying performance-based vesting conditions as the Awards and will not be subject to Committee discretion. The dividends or dividend equivalents may be subject to any limitations and/or restrictions determined by the Committee. Such dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee.

Article 15.                        Change in Control of the Company

15.1              Awards Assumed or Substituted in Connection with a Change in Control. Unless otherwise expressly provided in an Award Agreement, with respect to each outstanding Award that is assumed or substituted in connection with a Change in Control of the Company, in the event that (1) a Change in Control occurs and (2) the Participant’s employment or service is involuntarily terminated by the Company, its successor or affiliate thereof without Cause on or after the effective time of the Change in Control but prior to eighteen (18) months following said Change in Control, then:

(a) Any and all Options and Stock Appreciation Rights granted hereunder shall become exercisable, and shall remain exercisable in accordance with their terms;

(b)  Any restriction periods and restrictions imposed on all outstanding Awards of Restricted Stock, Restricted Stock Units, or Other Stock-Based Awards shall lapse and be settled as soon as reasonably practicable, but in no event later than ten (10) days following such termination of employment. For each Performance Share, Performance Unit or other performance-based Awards, all Performance Measures, performance goals or similar performance-based vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions will be deemed met as of the date of the Participant’s termination of employment or service and the Award shall be settled as soon as reasonably practicable but in no event later than ten (10) days following termination of employment.

(c) For Plan purposes, an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right, for each Share subject to such Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(d) Awards shall be considered assumed or substituted if, upon the occurrence of a Change in Control after which there will be a generally recognized U.S. public market for (1) the Company’s Stock, (2) common stock for which the Company’s Stock is exchanged, or (3) the common stock of a successor or acquirer entity (such publicly traded stock, “Public Shares”), the then outstanding Awards are assumed, exchanged or substituted for by a successor or acquirer entity such that following the Change in Control, the Awards relate to such Public Shares and, except as otherwise provided by this Section 15.1, remain subject to such terms and conditions that were applicable to the Awards prior to the Change in Control.

15.2               No Assumption or Substitution in Connection with Change in Control. Unless otherwise expressly provided in an Award Agreement, with respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, then prior to the occurrence of a Change in Control:

(a) Any and all Options and Stock Appreciation Rights granted hereunder shall vest in full and become immediately exercisable in accordance with their terms and the Committee will notify the Participant in writing that the Options or Stock Appreciation Rights will be exercisable for a period of time determined by the Committee in the Committee’s sole discretion and the Option or Stock Appreciation Right will terminate upon the expiration of said period; and

(b) Any restriction periods and restrictions imposed on all outstanding Awards of Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards shall lapse and be settled as soon as reasonably practicable, but in no event later than ten (10) days following the Change in Control.

15.3           Cashout and Cancellation of Awards. Notwithstanding any other provisions of the Plan, in the event that each outstanding Award is not assumed or substituted in connection with a Change in Control and except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Committee may, in its discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess if any of the consideration paid per Share in the Change in Control over the exercise or purchase price per Share subject to the Award multiplied by (y) the number of Shares granted under the Award. Without limiting the generality of the foregoing, in the event that the consideration paid per Share in the Change in Control is lesser than or equal to the exercise price or purchase price per Share subject to the Award, the Committee may, in its discretion, cancel such Award without any consideration upon the occurrence of a Change in Control.

Article 16.                        Rights of Participants

16.1           Employment / Service. Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 17, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

16.2           Participation. No individual shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

16.3           Rights as a Shareholder. Except as otherwise provided herein or in any Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 17.                        Amendment, Modification, Suspension, and Termination

17.1           Amendment, Modification, Suspension, and Termination. Subject to Section 17.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, without the prior approval of the Company’s shareholders and except as provided in Section 4.4, (a) Options or SARs issued under this Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and (b) no payment shall be made to cancel an Option or SAR when the Option Price or Grant Price, as the case may be, exceeds the Fair Market Value. No material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule.

17.2           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

17.3           Awards Previously Granted. Notwithstanding any other provision of this Plan to the contrary (other than Section 17.4), no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

17.4           Amendment to Conform to Law. Notwithstanding any other provision of this Plan to the contrary, the Board may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), and to the administrative regulations and rulings promulgated thereunder. By accepting an Award under this Plan, each Participant agrees to any amendment made pursuant to this Section 17.4 to any Award granted under the Plan without further consideration or action.

Article 18.                        Withholding

18.1           Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan.

18.2           Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, a Participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 19.                        Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 20.                        General Provisions

20.1           Legend. The certificates for Shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

20.2           Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

20.3           Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

20.4           Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchange as may be required.

20.5           Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a) Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b) Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

20.6           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

20.7           Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

20.8           Employees Based Outside of the United States. Notwithstanding any provision of this Plan to the contrary, in order to comply with the laws in other countries in which the Company, its Affiliates, and/or its Subsidiaries operate or have Employees, Directors or Third Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a) Determine which Affiliates and Subsidiaries shall be covered by this Plan.

(b) Determine which Employees, Directors or Third Party Service Providers outside the United States are eligible to participate in this Plan.

(c) Modify the terms and conditions of any Award granted to Employees, Directors or Third Party Service Providers outside the United States to comply with applicable foreign laws.

(d)           Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 20.8 by the Committee shall be attached to this Plan document as appendices.

(e)           Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted that would violate applicable law.

20.9           State Securities Laws. Notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, shall have the power and authority to modify the terms and conditions of any Award granted to Employees, Directors or Third Party Service Providers who reside in one or more individual states to the extent necessary or desirable under applicable state securities laws. Any modifications to Plan terms and procedures established under this Section 20.9 by the Committee shall be attached to this Plan document as appendices.

20.10           Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares and the Shares are Publicly Traded, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

20.11           Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Subsidiaries and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company, a Subsidiary, or an Affiliate, as the case may be, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

20.12           No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

20.13           Retirement and Welfare Plans. Neither Awards made under this Plan nor Shares or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any Subsidiary’s or Affiliate’s retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

20.14           Deferred Compensation. Except for any deferral feature build into an Award of Restricted Stock Units, no deferral of compensation (as defined under Code Section 409A or guidance thereto) is intended under this Plan. Notwithstanding this intent, if any Award would be considered deferred compensation as defined under Code Section 409A, and if this Plan fails to meet the requirements of Code Section 409A with respect to such Award, then such Award shall be null and void. However, the Committee may permit deferrals of compensation pursuant to the terms of a Participant’s Award Agreement, a separate plan, or a subplan which meets the requirements of Code Section 409A and any related guidance. Additionally, to the extent any Award is subject to Code Section 409A, notwithstanding any provision herein to the contrary, the Plan does not permit the acceleration of the time or schedule of any distribution related to such Award, except as permitted by Code Section 409A, the regulations thereunder, and/or the Secretary of the United States Treasury.

20.15           Nonexclusivity of This Plan. The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

20.16           No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or a Subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company or a Subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

20.17           Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

20.18           Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by the Participant in connection with or resulting from any claim, action, suit, or proceeding to which the Participant may be a party or in which the Participant may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by the Participant in settlement thereof, with the Company’s approval, or paid by the Participant in satisfaction of any judgment in any such action, suit, or proceeding against the Participant, provided the Participant shall give the Company an opportunity, at its own expense, to handle and defend the same before the Participant undertakes to handle and defend it on the Participant’s own behalf, unless such loss, cost, liability, or expense is a result of the Participant’s own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

20.19           Recoupment. A Participant will be obligated to return to the Company payments received with respect to Awards in the event of an overpayment to the Participant of incentive compensation due to inaccurate financial data, in accordance with any applicable Company clawback or recoupment policy, as such policy may be amended and in effect from time to time, or as otherwise required by law or applicable stock exchange listing standards, including, without limitation Section 10D of the Securities Exchange Act of 1934, as amended. Each Participant, by accepting an Award pursuant to the Plan, agrees to return the full amount required under this Section 20.19 at such time and in such manner as the Committee shall determine in its sole discretion and consistent with applicable law.

AMENDMENT NO. 1 TO
TENAX THERAPEUTICS, INC.
2016 STOCK INCENTIVE PLAN

This Amendment No. 1 (the “Amendment”) to the Tenax Therapeutics, Inc. 2016 Stock Incentive Plan (the “Plan”) to increase the number of shares of common stock issuable under the Plan is made on April 18, 2019, effective as of the time provided below.

WHEREAS, Tenax Therapeutics, Inc. (the “Company”) has heretofore adopted the Plan;

WHEREAS, as a result of the February 23, 2018 reverse stock split, the number of shares of the Company’s common stock issuable under the Plan was reduced from 3,000,000 to 150,000; and

WHEREAS, the Board of Directors of the Company has approved the Amendment contingent upon the approval of the Amendment by the stockholders of the Company.

NOW, THEREFORE, BE IT RESOLVED, that, pursuant to Section 17.1 of the Plan, the Plan is hereby amended as follows, effective as of such time as the Amendment is approved by the stockholders of the Company:

Section 4.1 of the Plan is amended by replacing “three million (3,000,000) Shares” with seven hundred fifty thousand (750,000) Shares.”

Except as expressly amended hereby, all provisions of the Plan shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms.

The Amendment shall have no effect until such time as it is approved by the stockholders of the Company.

The provisions of the Amendment shall be governed by and interpreted in accordance with the laws of the State of Delaware.

TENAX THERAPEUTICS, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 13, 2019 AT 9:00 AM LOCAL TIME
CONTROL ID:
REQUEST ID:

The undersigned stockholder of Tenax Therapeutics, Inc. hereby appoints Nancy J.M. Hecox and Michael B. Jebsen, or either of them, as proxies, each with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Tenax Therapeutics, Inc. held of record by the undersigned on April 16, 2019, at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, June 13, 2019 at 9:00 a.m., local time, at the offices of Tenax Therapeutics, Inc. located at ONE Copley Parkway, Suite 490, Morrisville, North Carolina 27560, or at any adjournment or postponement thereof.  The undersigned hereby revokes all prior proxies.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
INTERNET:	https://www.iproxydirect.com/TENX
PHONE:	1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF TENAX THERAPEUTICS, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of Directors:	☐	☐		CONTROL ID:
	Ronald R. Blanck, DO			☐	REQUEST ID:
	Anthony A. DiTonno			☐
	James Mitchum			☐
	Gregory Pepin			☐
	Gerald T. Proehl			☐
	Chris A. Rallis			☐
Proposal 2		FOR	AGAINST	ABSTAIN
	Approval of Amendment No. 1 to our 2016 Stock Incentive Plan to increase the number of shares authorized for issuance under the plan by 600,000 shares.	☐	☐	☐
Proposal 3		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019	☐	☐	☐
Proposal 4		FOR	AGAINST	ABSTAIN
	Advisory (nonbinding) approval of named executive officer compensation.	☐	☐	☐
Proposal 5		ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
	Advisory (nonbinding) vote on the frequency of future advisory votes on named executive officer compensation.	☐	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF AMENDMENT NO. 1 TO OUR 2016 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE THEREUNDER, “FOR” RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY, “FOR” THE APPROVAL OF THE RESOLUTION REGARDING THE ADVISORY (NONBINDING) VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION AND FOR “TWO YEARS” (AS OPPOSED TO ONE YEAR OR THREE YEARS) FOR THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER. THIS PROXY, IF DULY EXECUTED AND RETURNED, WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES AND “FOR” PROPOSALS 2, 3 AND 4 AND "TWO YEARS" FOR PROPOSAL 5 IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF STOCKHOLDERS IN ACCORDANCE WITH THEIR JUDGMENT.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
__________________________________________
__________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2019

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)